                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Filed by Registrant  |X|
     Filed by a Party other than the Registrant |_|
     Check the appropriate box:
     | | Preliminary Proxy Statement                          |_|      Confidential, for use of the Commission
                                                                       only (as permitted by Rule 14a-6(e)(2)
     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            PEROT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
  |X| No fee required.
  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5) Total fee paid:

--------------------------------------------------------------------------------
  |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

--------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------
  (3) Filing Party:

--------------------------------------------------------------------------------
  (4) Date Filed:

                           PEROT SYSTEMS CORPORATION
                               12377 Merit Drive
                                   Suite 1100
                              Dallas, Texas, 75251



August 21, 1998


Dear Stockholder:

         Enclosed is a Consent Statement of Perot Systems Corporation (the "Company"), in connection with action to be taken by the Company's stockholders without a meeting. Also enclosed is a Consent Card and pre-addressed return envelope.


         Your consent is important to the Company and the Company's Board of Directors encourages you to complete and return your Consent Card in the enclosed envelope as promptly as possible and, in any event, prior to September 14, 1998.



                                        Sincerely,

                                        /s/ ROSS PEROT
                                        --------------------
                                        Ross Perot
                                        Chairman, President and CEO

                       CONSENT STATEMENT DISSEMINATED BY
                           PEROT SYSTEMS CORPORATION

To the Stockholders of Perot Systems Corporation:


         This Consent Statement (the "Consent Statement") and related solicitation materials are being furnished to you in connection with the solicitation of executed consents ("Consents") of the Stockholders of the Company (the "Stockholders") by the Board of Directors (the "Board of Directors") of Perot Systems Corporation, a Delaware corporation (the "Company"). This information is being released to Stockholders on or about August 21, 1998.



         This Consent Statement is being sent to you in connection with a possible initial public offering ("Proposed IPO") by the Company of its Class A Common Stock, par value $.01 per share ("Class A the Common Stock") within six months of the date of this Consent Statement. The Company can provide no assurance that an initial public offering will occur within the next six months or at any time in the future, and the Company has the right, in its sole discretion, at any time prior to an initial public offering not to proceed with such offering, without further action by the Stockholders.


         The Company is soliciting Consents to act upon the following proposals (each a "Proposal" and collectively the "Proposals"):

         1.      Approving the 1998 Associate Stock Purchase Plan;

         2. Amending the Amended and Restated Certificate of Incorporation of the Company ("Certificate of Incorporation") to increase the number of shares of the Company's Class A Common Stock from 100,000,000 shares to 200,000,000 shares;


         3. Amending the Certificate of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock;


         4. Amending the Certificate of Incorporation and the Bylaws to eliminate Stockholder action by written consent unless the Board of Directors allows such action;

         5. Amending the Certificate of Incorporation and the Bylaws to permit only the Chairman of the Board or the President, or the Chairman of the Board, President, or the Secretary at the request in writing of a majority of the Board of Directors, to call special meetings of Stockholders and to limit the business permitted to be conducted at such meetings to that brought before the meetings by or at the direction of the Board of Directors;

         6. Amending the Certificate of Incorporation and the Bylaws to implement an advance notice procedure for the submission of director nominations and other business to be considered at annual meetings of Stockholders; and

         7. Amending the Bylaws to require either a majority vote of the Board of Directors or an affirmative vote of 80% of the outstanding Common Stock entitled to vote in order to adopt, amend, or repeal the Bylaws.

         An explanation of the consent solicitation process, including the date on which Consents expire and the revocability of Consents is provided in the section of this Consent Statement entitled "Voting Rights and Solicitation."


         A form of Consent is enclosed. Stockholders are requested to mark, sign, and date the enclosed form of Consent and return it as promptly as possible and, in any event, prior to September 14, 1998 in the envelope provided with these materials, which requires no postage if mailed in the United States.



                             THE CONSENT PROCEDURES

         The matters being considered by the Stockholders are being submitted for action by written consent, rather than by votes cast at a meeting. Section 228 of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

         Section 213(b) of the Delaware General Corporation Law sets forth the rules for ascertaining the record date to determine which stockholders of a corporation are eligible to consent to action by written consent pursuant to
Section 228 of the Delaware General Corporation Law. Section 213(b) provides in relevant part:

                          (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by this chapter, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

         The Company's Certificate of Incorporation currently contains no provision or language in any way limiting the right of Stockholders of the Company to take action by written consent.


                         VOTING RIGHTS AND SOLICITATION

VOTING

         In the case of this Consent Solicitation, written, unrevoked consents of the Stockholders of the requisite number of shares of Company's Class A Common Stock outstanding and entitled to vote on July 20, 1998, the record date for determining Stockholders entitled to express consent to the actions proposed in this solicitation (the "Consent Record Date"), must be delivered to the Company as described above to effect the actions as to which Stockholder consents are being solicited hereunder. On the Consent Record Date there were 38,408,884 shares of Class A Common Stock outstanding. Each Stockholder of record on the Consent Record Date is entitled to one vote for each Class A Share held by such Stockholder on the Consent Record Date.

         If a Consent is executed but no indication is made with respect to any one or more particular resolutions contained in such Consent as to what action is to be taken, such Consent will be deemed to constitute a consent to each particular resolution with respect to which no indication is made. Consent Cards that reflect abstentions will be treated as voted for purposes of determining the affirmative vote necessary to approve the Proposals. An abstention from voting on a Proposal will have the same legal effect as a vote against such Proposal.

         Stockholders who do not consent to the approval of the Proposals by execution of the Consent Card will nonetheless be bound by the Proposals if sufficient written consents are received by the Company to approve such Proposals as set forth above. No dissenters or similar rights apply to Stockholders who do not approve the Proposals.


         None of the Company's shares of Class A Common Stock is held by brokers. Shares of the Company's Class B Common Stock, par value $.01 per share ("Class B Common Stock", together with the Class A Common Stock, the "Common Stock") will have no voting rights with respect to the Proposals set forth in this Consent Statement. The beneficial ownership of the Company's Common Stock by certain Stockholders and by each of the Company's directors, certain of its most highly compensated executive officers and all executive officers and directors as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management." Information regarding compensation for each of the Company's directors, the Chief Executive Officer and certain of its highly compensated executive officers is set forth below under "Executive Compensation and Related Information."

SOLICITATION OF CONSENTS

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Consent Statement, the Consent, and any additional solicitation material furnished to Stockholders. Copies of solicitation material will be furnished to fiduciaries and custodians holding shares in their names that are beneficially owned by others. The original solicitation of Consents by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers, or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit Consents other than by mail.

REVOCABILITY OF SIGNED CONSENTS

         A Consent executed by a Stockholder may be revoked at any time provided that a written, dated revocation is executed and delivered prior to the time that signed unrevoked Consents by the holders of the requisite number of the Class A Common Stock outstanding on the Consent Record Date have been delivered to the Company pursuant to Section 228 of the General Corporation Law of the State of Delaware. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent previously given is no longer effective. The revocation must be delivered to the Company's principal executive offices or any other address provided by the Company.

EXPIRATION OF CONSENTS


         All Consents, regardless of when dated, will expire unless valid, unrevoked Consents constituting the requisite number of outstanding shares of Class A Common Stock are delivered to the Company on or before September 18, 1998 (60 days from the Consent Record Date).


NOTIFICATION TO STOCKHOLDERS

         If the actions described in this Consent Statement are taken, the Company will notify promptly the Stockholders who have not consented to the actions taken as required by Delaware law.

                                 PROPOSAL NO. 1
               APPROVAL OF THE 1998 ASSOCIATE STOCK PURCHASE PLAN


         Effective as of July 17, 1998, the Board of Directors adopted the 1998 Associate Stock Purchase Plan (the "1998 Plan"). A summary of the material features of the 1998 Plan follows. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 1998 Plan, a complete copy of which is included as Appendix A to this Consent Statement. Capitalized terms not defined in this Proposal shall have the meaning given them in the 1998 Plan.

         General. The purpose of the 1998 Plan is to provide employees of the Company and corporations, foreign or domestic, of which the Company, directly or indirectly, holds not less than 50% of the total combined voting power of all classes of voting stock that are approved by the Board (the "Participating Affiliates") with the opportunity and a convenient means to purchase Class A Common Stock of the Company at a discount from the market price through a program of voluntary, regular payroll deductions. The Company intends to have the 1998 Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Tax Code").

         Shares Issuable through the 1998 Plan. A total of 10,000,000 Shares of Class A Common Stock are authorized and reserved for issuance under the 1998 Plan. Appropriate adjustments in the aggregate number of Shares subject to the 1998 Plan will be made in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company. Shares of Class A Common Stock subject to options that are not exercised for any reason will again be available for issuance under the 1998 Plan.

         Administration of the 1998 Plan. The Board of Directors will administer the 1998 Plan and will have complete authority to construe, interpret, and administer the provisions of the 1998 Plan.


         The Stock Purchase Plan. The 1998 Plan permits "Eligible Associates" to participate in the Plan. An Eligible Associate is a person who (i) is customarily employed by the Company or a Participating Affiliate (a) on a full time basis, (b) for more than 20 hours per week on a regular basis for more than five months per calendar year, or (c) on such other basis as is appropriate under applicable law, and (ii) is not engaged under an independent contractor or similar agreement, whether or not such person is determined to be an independent contractor. Eligible Associates who own five percent or more of the Company's outstanding Class A Common Stock may not purchase Shares under this 1998 Plan.



         The 1998 Plan permits Eligible Associates to purchase, through regular payroll deductions, shares of Class A Common Stock at a price equal to 85% of the fair market value of one share of the Class A Common Stock on the Exercise Date for the Offering Period. Except for the first Offering Period, each Offering Period will start on the first day of the second month of a calendar quarter and end on the last day of the first month of the next calendar quarter. The

Exercise Date is the last day of the applicable Offering Period. As soon as practical after each Exercise Date, the Company will issue a stock certificate to each Participant or to the Plan Custodian for the benefit of each Participant for the Shares purchased on that Exercise Date.

         On the Exercise Date for each Offering Period, unless the Participant has withdrawn from the 1998 Plan at least 10 business days before such Exercise Date, all amounts withheld from the Participant's paycheck during the applicable Offering Period shall be used to purchase the maximum number of whole Shares of Class A Common Stock that may be bought pursuant to the terms of the 1998 Plan. If the funds withheld from the Participant's paycheck during the applicable Offering Period exceed the funds necessary to purchase the number of whole Shares of Class A Common Stock by less than the fair market value of a whole Share, the excess amount is carried forward to the next Offering Period. If the excess funds represent more than the fair market value of a Share, such excess funds are refunded to the Participant.

         Each Participant may elect to contribute up to 10% of his or her wages and other eligible compensation and, subject to future Board approval, up to 50% of his or her bonuses and other incentive compensation to the 1998 Plan. During an Offering Period, a Participant may not change the percentage of payroll deductions contributed to the 1998 Plan, except by withdrawing from the 1998 Plan. To withdraw from the 1998 Plan, the Participant must complete and deliver a Withdrawal Agreement to the Stock Administrator. As soon as practical after receiving the Withdrawal Agreement, contributions to the Plan will cease and the Participant will receive a refund of any amounts previously withheld that have not been used to purchase Shares under the 1998 Plan. No Participant may purchase more than $25,000 of Class A Common Stock in any calendar year, measured using the fair market value of a Share of Class A Common Stock on the date the relevant option is granted.

         Termination of Employment; Leave of Absence. If a Participant's employment with the Company terminates on or before an Exercise Date, the Participant will be deemed to have elected to withdraw from the applicable Offering Period effective as of the date the Participant's employment terminated. As soon as practical after a Participant's termination of employment, the Company will refund all amounts withheld pursuant to the 1998 Plan that have not been used to purchase Class A Common Stock from the Company or otherwise refunded and distribute any Shares held on the Participant's behalf to the Participant or the Participant's designee.

         If a Participant begins an approved leave of absence from the Company or a Participating Affiliate on or before an Exercise Date, the Participant will remain in the 1998 Plan for the applicable Offering Period, but will be deemed to have elected to stop participating in the 1998 Plan for each future Offering Period until the Participant returns to work and submits a new enrollment form.

         Parallel Plans. The Company is authorized under the 1998 Plan to adopt similar stock purchase plans revised as necessary to conform to local tax laws and regulations for those Eligible Associates who reside outside the United States if the economic and tax benefits extended under the 1998 Plan are lower due to local tax laws and regulations, with the exception of tax rates, than those enjoyed by Eligible Associates who reside in the United States under the Tax Code.

         Amendments to the 1998 Plan. The Board of Directors may amend the 1998 Plan without notice, at any time, subject to certain restrictions set forth in the 1998 Plan. The 1998 Plan will automatically terminate after ten years, or on the date all Shares authorized to be sold under the 1998 Plan have been sold, subject to the right of the Board of Directors to terminate the 1998 Plan at an earlier time.

         Federal Income Tax Consequences. The following general description of U.S. federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Tax Code. There also may be additional applicable state, local and non-U.S. income tax consequences.

         A Participant under the 1998 Plan will not recognize income subject to federal income tax at the commencement of an Offering Period or at the time Shares are purchased. Funds withheld under the 1998 Plan and applied toward the purchase of Class A Common Stock are taxed to the Participant in the same manner as other regular earnings. A taxable event will not occur until a Participant sells or makes a gift of the Shares purchased through the 1998 Plan. Whether the Participant disposes of the Shares during or after the two-year period following the last day of the relevant Offering Period (the "Holding Period") will determine the federal income tax consequences to the Participant.

         If a Participant disposes of Shares purchased under the 1998 Plan more than two years after the applicable Holding Period, or dies at any time while holding Shares, ordinary income will be equal to the lesser of (i) the fair market value of the Shares at the time of disposition minus the price paid under the 1998 Plan; or (ii) the fair market value of the Shares on the last day of the applicable Offering Period less the price paid. The Company would not be entitled to a deduction for this amount. In addition, a capital gain will be recognized on the excess, if any, of the amount recognized on a sale over the Participant's basis (the amount paid per Share plus the ordinary income as a result of the sale). Any loss will be treated as a capital loss.


         Participants who purchase Shares under the 1998 Plan and dispose of them within the applicable Holding Period will recognize ordinary income on the difference between the price paid per Share and the fair market value on the last business day of the Offering Period, regardless of the market price of the Shares at the time of the sale. A corresponding deduction may be available to the Company. In addition, a Participant who sells Shares within the applicable Holding Period will recognize a capital gain or loss (the amount will depend on the length of time such Shares are held) on the difference between the amount realized on the sale and his or her basis (the price paid plus any ordinary income recognized as a result of the sale).

         The Company will generally not be entitled to a deduction for federal income tax purposes upon the granting of any option under the 1998 Plan. The Company generally will be entitled to a deduction for federal income tax purposes when a Participant disposes of Shares purchased under the 1998 Plan within the two-year Holding Period, in an amount equal to the ordinary income realized by the Participant.

         Stockholder Approval. The Board of Directors believes that the 1998 Plan is in the best interests of the Company and its Stockholders. Under Delaware law and the Certificate of Incorporation, this Proposal requires the unrevoked signed Consents of the holders as of the Consent Record Date of a majority of the Company's outstanding Shares of Class A Common Stock. Failure to obtain Stockholder approval will void the 1998 Plan, any options granted under the 1998 Plan, any Share purchases pursuant to the 1998 Plan, and all rights of all Participants under the 1998 Plan.

         The Board of Directors recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 1.


                   AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                    CERTIFICATE OF INCORPORATION AND BYLAWS

         The Board of Directors unanimously has adopted, and recommends that the Company's Stockholders consent to the following amendments to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated Bylaws (the "Bylaws") to: (i) increase the Company's authorized Class A Common Stock from 100,000,000 shares to 200,000,000 shares; (ii) authorize a new class of 5,000,000 shares of preferred stock ("Preferred Stock"); (iii) eliminate Stockholder action by written consent unless action by written consent is permitted by the Board of Directors; (iv) permit only the Chairman or President of the Board, or the Chairman of the Board, President or the Secretary at the request in writing of a majority of the Board of Directors, to call special meetings of Stockholders and to limit the business permitted to be conducted at such meetings to that brought before the meetings by or at the direction of the Board; (v) provide for an advance notice procedure for the submission by Stockholders of director nominations and other business to be considered at an annual meeting of the Stockholders; and (vi) require either a majority vote of the Board or an affirmative vote of at least 80% of the outstanding Common Stock entitled to vote thereon in order to adopt, amend, or repeal the Bylaws.

         There is currently no public market for the Class A Common Stock, and there is no assurance that a market will ever develop. If a public market for the Class A Common Stock were to develop, the Proposals could have the effect of delaying, hindering, or preventing change of control of the Company.

         The Proposals give added protection to the Company's Stockholders, and may help the Company obtain a better price in a potential transaction. The Proposals, however, may delay the assumption of control by a holder of a large block of Class A Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the Stockholders. Furthermore, the Proposals may have the effect of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board, even if a majority of the shares of Class A Common Stock may deem it to be in their best interest or some or all of the Stockholders would receive a substantial premium over prevailing market prices for their stock. By discouraging takeover attempts, the Proposals also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuation in the market price of Class A Common Stock that often result from actual or rumored takeover attempts.

         Under Delaware law and the Certificate of Incorporation, Proposals 2 through 6 require the unrevoked signed Consents of the holders as of the Consent Record Date of at least 66 2/3% of the Company's outstanding shares of Class A Common Stock. In accordance with Delaware law, the Certificate of Incorporation of the Company confers the power to adopt, amend or repeal the Bylaws upon the Board of Directors and, therefore, the Company is not required to obtain Stockholder approval for Proposal 7. The fact that such power has been conferred upon the Board of Directors does not divest the Stockholders nor limit their power to adopt, amend or repeal the Bylaws, however, and therefore, the Company is seeking the unrevoked signed Consents of at least 66 2/3% of the Company's outstanding shares of Class A Common Stock for Proposal 7. The Board of Directors has the power to adopt Proposal 7 whether or not approved by the Stockholders but does not intend to implement any of the Proposals set forth below unless each Proposal is consented to by the Stockholders. All of the Proposals are permitted by law.

         Stockholders are urged to read carefully the following sections of this Consent Statement, which summarize the material changes to the Certificate of Incorporation and Bylaws that would be effected by adoption of the Proposals. These summaries are qualified in their entirety by reference to the text of the Company's proposed Second Amended and Restated Certificate of Incorporation, a complete copy of which is included as Appendix B to this Consent Statement, and the text of the Company's proposed Second Amended and Restated Bylaws, a complete copy of which is included as Appendix C to this Consent Statement.

         Unless each of the Proposals set forth below is consented to by the Stockholders, none of such Proposals will be implemented. If the Stockholders consent to all of the Proposals, the Company expects to file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation that reflects the Proposals. The approved amendments to the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate with respect to such amendments, and the approved amendments to the Bylaws will become effective immediately upon such consent.

         NOTWITHSTANDING AUTHORIZATION OF THE FOLLOWING PROPOSALS BY THE STOCKHOLDERS, THE BOARD OF DIRECTORS WILL HAVE THE RIGHT, IN ITS SOLE DISCRETION, AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE FILING OF THE AMENDMENTS WITH THE SECRETARY OF STATE TO ABANDON ANY OR ALL OF THE FOLLOWING PROPOSALS TO AMEND THE CERTIFICATE OF INCORPORATION OR THE BYLAWS WITHOUT FURTHER ACTION BY THE STOCKHOLDERS.




                                 PROPOSAL NO. 2
                      INCREASE IN AUTHORIZED COMMON STOCK

         The Company's authorized Class A Common Stock is currently 100,000,000 shares. The Board has adopted, subject to stockholder consent, an amendment to the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares.

       As of the Consent Record Date, 38,408,884 shares of Class A Common Stock were issued and outstanding. Shares of Common Stock may also be issuable pursuant to a Stockholder Rights Agreement that the Company intends to implement. For a discussion of the Stockholder Rights Agreement, see Proposal No. 3.

       Although the Company does not currently have any plans, agreements, commitments, or understandings with respect to the issuance of additional shares of Class A Common Stock to be available under the proposed amendment, other than the Proposed IPO, the Board is proposing this amendment at this time in order to provide flexibility for future activities. The Board believes that the Proposal is desirable in order to assure that there will be sufficient authorized shares for a variety of corporate purposes, including without limitation, to obtain financing, to consummate future acquisitions, to facilitate the growth and expansion of the Company, for stock splits and dividends, and for stock options and other employee benefit plans.

       The Board may issue the additional shares of Class A Common Stock, together with currently authorized but unused and unreserved shares of Class A Common Stock, at such time, to such persons and for such consideration as the Board may determine to be in the Company's best interests without further Stockholder approval, except as otherwise required by statute or stock exchange rules (should the Company's shares become listed on a stock exchange in connection with the Proposed IPO). Depending on the circumstances, issuance of additional shares of Class A Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The Stockholders do not have preemptive rights under the Certificate of Incorporation and will not have such rights with respect to the additional authorized shares of Class A Common Stock. While Delaware General Corporation Law Section 214 provides that a company's certificate of incorporation may provide for cumulative voting, such voting is not provided for under the Certificate of Incorporation. Therefore, the holders of a majority of the shares of Class A Common Stock can elect all of the directors being elected at any annual meeting of the Stockholders.

         While the proposed amendment is not designed to deter or to prevent a change in control, under certain circumstances, the Company could use the additional shares of Class A Common Stock (as it could use the currently authorized but unissued shares of Class A Common Stock or the preferred stock to be authorized under Proposal No. 3) to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company or to dilute voting power of the outstanding shares. The Board is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not being made in response to any such efforts.

         The Board recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 2.


                                 PROPOSAL NO. 3
                        AUTHORIZATION OF PREFERRED STOCK


         Under the existing Certificate of Incorporation, no shares of Preferred Stock are authorized, issued, or outstanding. The Board has adopted, subject to Stockholder consent, an amendment to the Certificate of Incorporation authorizing the Company to issue up to 5,000,000 shares of "blank check" preferred stock ("Preferred Stock") from time to time in one or more series, without additional Stockholder action.


         If this Proposal is adopted, the Board of Directors would be empowered to determine the designations and relative voting, distribution, dividend, liquidation, and other rights, preferences, and limitations of the Preferred Stock, including, among other things: (i) the designation of each class or series and number of shares in the class or series; (ii) the dividend rights, if any, of the class or series; (iii) the redemption provisions, if any, of the shares; (iv) the preference, if any, to which any class or series would be entitled in the event of the liquidation or distribution of the Company's assets; (v) the provisions of a purchase, retirement or sinking fund, if any, provided for the redemption of the Preferred Stock; (vi) the rights, if any, to convert or exchange the share into or for other securities; (vii) the voting rights, if any (in addition to any prescribed by law), of the holders of shares of the class or series; (viii) the conditions or restrictions, if any, on specified actions of the Company affecting the rights of the shares; and (ix) any other preferences, privileges, powers, rights, qualifications, limitations, or restrictions of or on the class or series.

         The Board of Directors believes that the availability of the Preferred Stock would provide the Company with flexibility of action for possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions, employee benefit plans, and other corporate purposes. Having such authorized shares available for issuance in the future would allow shares of Preferred Stock to be issued without the expense and delay of a special Stockholder's meeting. The shares of Preferred Stock would be available for issuance without further action by the Stockholders.

         The authorized but unissued shares of Preferred Stock could be used to impede a change in control of the Company. Under certain circumstances, such shares could be used to create voting impediments or to deter persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines not to be in the best interest of the Company and its Stockholders. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote, either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.

       The Preferred Stock could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Class A Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets; or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of an acquiror. If this Proposal is adopted, the rights, preferences and privileges of holders of Common Stock would be subject to, and could be adversely affected by, the rights of the holders of shares of any series of Preferred Stock which the Company might designate and issue in the future. Also, the Board of Directors could issue the Preferred Stock with voting or conversion rights that dilute the voting power and equity of the holders of Common Stock and adversely effect the market price of such stock.


         The Board presently plans to reserve shares of Series A Junior Participating Preferred Stock in connection with the adoption of a Stockholder Rights Plan in which rights to purchase such Preferred Stock will become exercisable for Common Stock upon the occurrence of certain triggering events. The existence of this Stockholder Rights Plan could delay, impede, or prevent offers for the Company not approved by the Board of Directors.


         The Board of Directors recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 3.


                                 PROPOSAL NO. 4
                         ELIMINATING STOCKHOLDER ACTION
                   BY WRITTEN CONSENT WITHOUT BOARD APPROVAL

         Under Delaware law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting, without prior notice and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such an action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. The Certificate of Incorporation does not currently preclude such Stockholder action by written consent and the Bylaws expressly provide for such action. The Board has adopted, subject to Stockholder consent, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws to provide that actions required or permitted to be taken at any annual or special meeting of the Stockholders may, unless authorized by the Board of Directors, be taken only upon the vote of the Stockholders at a meeting duly called and may not be taken by written consent of the Stockholders.

         The Board of Directors believes that this Proposal would give all the Stockholders of the Company increased opportunity to participate in determining any proposed action and would prevent the holders of the requisite voting power of the Company from using the written consent procedure to take Stockholder action without a meeting. The ability of holders of a simple majority of the voting stock of the Company to take action without the opportunity for discussion at a meeting decreases the ability of minority Stockholders to have their views considered.

         The adoption of this Proposal would eliminate the ability of the Company's Stockholders to act by written consent in lieu of a meeting without the approval of a majority vote of the Board of Directors. The effect of this Proposal may be to make more difficult or less attractive, or delay, certain actions by a person or a group acquiring a substantial percentage of the Company's Class A Common Stock, even though such actions might be desired by, or beneficial to, the holders of a majority of the Company's Class A Common Stock. The Board is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts.

         The Board of Directors recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 4.


                                PROPOSAL NO.  5
                          LIMITATIONS ON STOCKHOLDERS
                        WITH RESPECT TO SPECIAL MEETINGS


         The Bylaws currently provide that special meetings of Stockholders may be called by the Chairman of the Board or the President, or by the Chairman of the Board, President or the Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of Stockholders of record owning at least one-tenth of all shares issued and outstanding and entitled to vote at such meeting.


         The Board has adopted, subject to Stockholder consent, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws to require that special meetings of Stockholders may only be called by the Chairman of the Board or the President, or by the Chairman of the Board,

President or the Secretary at the request in writing of a majority of the Board of Directors. The Stockholders of the Company will not be permitted to call a special meeting or to require that the Chairman of the Board, President or the Secretary call a special meeting of the Stockholders unless authorized by the Board of Directors and the business permitted to be conducted at such meetings be limited to that brought before the meetings by or at the direction of the Board.

         This Proposal will provide for the orderly conduct of all Company affairs at special meetings of Stockholders. Accordingly, a Stockholder could not force Stockholder consideration of a proposal over the opposition of the Board by calling a special meeting of Stockholders prior to the next annual meeting or prior to such time that the Board believes such consideration to be appropriate. As a result, the Board would have the opportunity to inform other Stockholders adequately of the matters to be considered.

         Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts.

         The Board of Directors recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 5.


                                 PROPOSAL NO. 6
                         ADVANCE NOTICE OF STOCKHOLDER
                           NOMINATIONS AND PROPOSALS

         The Board has adopted, subject to Stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the Bylaws requiring that Stockholders submit director nominations and other business to be considered at annual meetings of Stockholders in accordance with specific advance notice procedures. No such procedure is currently provided for in either the Certificate of Incorporation or the Bylaws.

         The proposed amendments will provide a detailed and circumscribed notice procedure with regard to the nomination other than by or at the direction of the Board of Directors of candidates for election as directors (the "Nomination Procedures") and with regard to Stockholder proposals to be brought before an annual meeting of Stockholders (the "Business Procedures").


         The Nomination Procedures provide that only persons who are nominated by or at the direction of the Board, or by a Stockholder who has given timely prior written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The Business Procedures provide that Stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting. To be timely, notice for nominations or Stockholders proposals must be received by the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to Stockholders, notice by a Stockholder, to be timely, must be received no later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs.


         Under the Nomination Procedures, notice to the Company from a Stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including age, business and residence addresses, principal occupation, the class and number of shares of Common Stock beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the Stockholder proposing to nominate that person. Under the Business Procedures, notice relating to a Stockholder proposal must contain certain information about such proposal and about the Stockholder who proposes to bring the proposal before the meeting.

         The purpose of the Nomination Procedures is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board is focused on nominations and, to the extent deemed necessary or desirable by the Board, to inform Stockholders about such qualifications. The purpose of the Business Procedures is to provide a more orderly procedure for conducting annual meetings of Stockholders and, to the extent deemed necessary or desirable by the Board, to provide the Board with a meaningful opportunity to analyze such proposals and to decide whether it is appropriate to either (i) omit such proposal or (ii) inform Stockholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any such recommendation or the Board's position or belief as to action to be taken with respect to such proposal, so as to enable Stockholders better to determine whether they desire to attend such meeting or grant a proxy to the Board as to the disposition of any such proposal.

         Although the amendments do not give the Board any power to approve or disapprove Stockholder nominations for the election of directors or any other proposal submitted by Stockholders, the amendments may have the effect of precluding or making more difficult a Stockholder nomination for the election of directors or the submission by Stockholders of proposals at a particular Stockholders meeting, because of the difficulty of the procedures to be followed, and may discourage a Stockholder from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such solicitation or such attempt might be beneficial to the Company and its Stockholders. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts.

         The Board of Directors recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 6.

                                 PROPOSAL NO. 7
                 SUPERMAJORITY VOTING REQUIRED TO AMEND BYLAWS


         Delaware law confers sole authority to adopt, amend, or repeal bylaws in the stockholders unless the certificate of incorporation also confers such a power upon the board of directors. The Certificate of Incorporation expressly confers such powers upon the Board. In addition, the Bylaws currently provide that the Bylaws may be adopted, altered, amended, or repealed by the vote of the Stockholders at the time entitled to vote or by the Board. However, any Bylaw adopted by the Board may be amended or repealed at any annual meeting of the Stockholders or at any special meeting of the Stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented. The Board has adopted, subject to Stockholder approval, an amendment to the Bylaws to require the affirmative vote of 80% of the outstanding shares of Common Stock entitled to vote to adopt, amend or repeal the Bylaws.


         This Proposal, by limiting the manner in which the Bylaws may be amended, is intended not only to promote continuity of operations and thereby enhance the Company's ability to attain its long term goals, but also to allow the Board to more effectively manage the affairs of and internal operating procedures of the Company. This Proposal is intended to have the effect of making it more difficult for Stockholders to eliminate the constituent elements contained in Proposals 4 through 6.

         This Proposal will have the effect of making it more difficult for Stockholders and the Board to change the internal operating procedures of the Company. These provisions may further discourage potentially unfriendly bids for shares of the Company. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts.

         The Board of Directors recommends the execution of the enclosed Consent to CONSENT to this Proposal No. 7.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock as of June 30, 1998 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all executive officers and directors as a group:

                                                                                        CLASS B
                                              CLASS A COMMON STOCK                    COMMON STOCK
                                      -----------------------------------          -----------------
EXECUTIVE OFFICERS                   SHARES BENEFICIALLY          PERCENT         SHARES BENEFICIALLY
 AND DIRECTORS(1)                         OWNED (2)             OF CLASS (2)           OWNED (2)
                                          ---------             ------------           ---------
Ross Perot (3)                             15,853,000               41.4%                  --
James Champy (4)                              500,067                1.3%                  --
John King (5)                                 803,448                2.1%                  --
Terry Ashwill (6)                              40,047                 *                    --
Ross Reeves (7)                               983,475                2.6%                  --
Guillermo Marmol (8)                           80,254                 *                    --
Steven Blasnik (9)                              9,000                 *                    --
Carl Hahn                                     220,000                 *                    --
George Heilmeier (10)                           6,000                 *                    --
Ross Perot, Jr. (3)                        15,853,000               41.4%                  --

ADDITIONAL 5% BENEFICIAL OWNERS

Morton H. Meyerson (11)                     4,000,390               10.4%                  --
UBS AG (12)                                       --                 *                 3,667,160

ALL EXECUTIVE OFFICERS AND DIRECTORS
as a Group (13 persons)                    19,828,429               51.8%                  --

*Less than 1%

(1) The address for Ross Perot, Ross Perot, Jr., and HWGA, Ltd. ("HWGA") is 12377 Merit Drive, Suite 1700, Dallas, Texas 75251. The address for Mr. Meyerson is 4514 Cole Ave., Suite 400, Dallas, Texas 75205.

(2) Percentages are based on the total number of shares of Common Stock outstanding at June 30, 1998, plus the total number of outstanding options and warrants held by each person that are exercisable within 60 days of such date. Shares of Common Stock issuable upon exercise of outstanding options and warrants, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, other than shared property rights created under joint tenancy or marital property laws as between the Company's directors and executive officers and their respective spouses, each Stockholder named in the table has sole voting and investment power with respect to the shares of Class A Common Stock set forth opposite such Stockholder's name. The shares of Class A Common Stock listed include shares of Class A Common Stock held by the Company's Retirement Savings Plan and Trust for the benefit of the named individuals. Voting and investment power of such shares of Class A Common Stock is held by the trustee of such trust subject to the direction of the Company's 401(k) Plan Committee.


(3) Shares are owned by HWGA. Ross Perot, Chairman, President and Chief Executive Officer of the Company, is the managing general partner of HWGA. Mr. Perot has voting and investment power over such shares. Ross Perot, Jr. is the general partner of HWGA who has authority to manage HWGA if Ross Perot ceases to be managing general partner of HWGA. Accordingly, shares owned by HWGA are also shown in this table as being beneficially owned by Ross Perot, Jr. Subsequent to June 30, 1998, Mr. Perot has agreed to acquire an additional 200,000 shares of Class A Common Stock from an existing stockholder.

(4) Includes 100,000 shares of Class A Common Stock held by the Champy Family Irrevocable Trust (the "Champy Trust") of which Mr. Champy is a trustee. As a trustee, Mr. Champy shares voting and investment power with respect to the shares of Class A Common Stock held by the Champy Trust and, therefore, is deemed the beneficial owner of such shares of Class A Common Stock.

(5) Includes 2,000 shares of Class A Common Stock held by Mr. King's spouse with respect to which Mr. King shares voting and investment power.

(6) Includes 40,000 shares of Class A Common Stock that Mr. Ashwill has the right to acquire upon the exercise of vested options.

(7) Includes 2,000 shares of Class A Common Stock held by Mr. Reeves' spouse with respect to which Mr. Reeves shares voting and investment power and 20,000 shares of Class A Common Stock that Mr. Reeves has the right to acquire upon the exercise of vested options.


(8) Includes 4,000 shares of Class A Common Stock held by Mr. Marmol's father as custodian for Mr. Marmol's children and over which Mr. Marmol may share voting and investment power.


(9) Includes 3,000 shares of Class A Common Stock held by Mr. Blasnik's spouse. Mr. Blasnik disclaims beneficial ownership of such shares.

(10) Includes 6,000 shares of Class A Common Stock that Mr. Heilmeier has the right to acquire upon the exercise of vested options.

(11) Includes 3,971,200 shares held by the Meyerson Family Limited Partnership and 27,200 shares held by four trusts of which Mr. Meyerson is the Trustee.

(12) Includes 3,617,160 shares of Class B Common Stock that UBS AG has the right to acquire upon the exercise of options.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report is provided by the Board of Directors to assist stockholders in understanding the Board's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and the Company's other executive officers.

         The Board is responsible for establishing and administering the Company's executive compensation program. Prior to February 25, 1998, the Board had a Compensation Committee that was responsible for establishing and administering the Company's executive compensation program. The Compensation Committee consisted of three non-employee directors, Ross Perot, Jr., John Segall and Craig Fields. Messrs. Segall and Fields have resigned from the Board of Directors. The Board met six times during 1997. The Compensation Committee met three times during 1997.

         In structuring the Company's compensation programs, the Board and, previously the Compensation Committee, were advised on plan design by external compensation consultants, as well as the Company's compensation staff.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         The Board believes that compensation of the Company's key executives should:

         o   consider equity as a key component
         o be cost effective - designed to minimize fixed salary and maximize variable pay which tracks to business results
         o   benchmark with industry peers to ensure competitiveness
         o   attract and retain high caliber Associates on a long term basis
         o   align with the business strategy of our fast paced, growing company

         The Company's policy is to position compensation to be competitive with peer information technology ("IT") companies with which the Company competes for talent, with appropriate variation for individual and company performance.

EXECUTIVE COMPENSATION COMPONENTS

         The Company's executive compensation program consists of two pay elements: Base Salary and Short-Term Cash Incentives. The Company believes short-term incentive pay should be linked to the Company's financial performance and strategic goals and should represent a significant portion of each senior executive's total cash compensation. The Company believes that the combination of these two cash compensation elements in conjunction with the equity compensation elements provides both effective retention and motivational value. In addition, the Company has sometimes paid bonuses to specific individuals based on the satisfaction of particular individual goals.

Base Salary

o Base salary ranges for all Perot Systems' employees - including the Company's top executives - are based on comparisons to the competitive marketplace to assure equitable salary range.

o Salaries within these salary ranges vary by individual based on sustained performance toward the achievement of Perot Systems' goals and objectives.

o Increases to base salary are determined by anticipated increases to external market comparison groups. From these comparisons, the Company derives a target annual increase percentage. Final increases actually made to base pay are determined by individual performance.

Short-Term Incentive

         The 1997 Global Variable Pay Plan (GVP) was an annual cash incentive program which linked to corporate financial and strategic results. Individual target awards varied by position and were based on competitive practices in the IT industry.

o Performance objectives were based on corporate financial and strategic goals and were set at the beginning of the plan year. The financial corporate target is set as the corporate pre-tax profit.

o Individuals will have individual performance assessments and, therefore, final payment percentages will be different based on individual performance.

The Company did not make GVP incentive payments to its senior executives for 1997.

Other Bonuses

         The Company paid certain executive officers bonuses in 1997 in connection with their individual efforts on a particular transaction.

CEO COMPENSATION

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         Since November 7, 1997 the position of Chief Executive Officer has been held by Ross Perot. Mr. Perot has not accepted cash or non-cash compensation for his role in the Company.

COMPENSATION OF THE FORMER CHIEF EXECUTIVE OFFICERS

         Morton H. Meyerson served as interim Chief Executive Officer and President from July 25, 1997 until November 7, 1997. James Cannavino served as Chief Executive Officer and President of Perot Systems through July 25, 1997. Messrs. Cannavino and Meyerson's target compensation, base salary and bonuses, were determined in the manner described above.

CONCLUSION

         Financial success which equates to shareholder value was the driver for reward under the 1997 bonus program. Although the Company's financial performance was healthy, the executive team did not achieve the significant targets set at the beginning of the year. As a result, the executive team did not receive a bonus under the short-term cash bonus program for 1997. Certain executives were rewarded a bonus for significant individual contributions. CEO performance for 1997 was based in equal parts on financial targets and on the development of structural capabilities required to sustain Perot Systems Corporation for the long term. No person who served as CEO received a GVP bonus for the fiscal year 1997. Messrs. Meyerson and Cannavino received bonuses in 1997 relating to significant efforts with respect to a particular transaction.

                                               BOARD OF DIRECTORS

                                               Ross Perot
                                               Steve Blasnik
                                               James Champy
                                               Carl Hahn
                                               George Heilmeier
                                               Ross Perot, Jr.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS AND BOARD INTERLOCKS

         As members of the Board of Directors, Messrs. Perot and Champy will participate in future compensation decisions.

         In January 1996, the Company entered into an agreement with Perot Investments, Inc.("PII") pursuant to which the Company licensed certain software from PII. PII is an affiliate of Ross Perot. Mr. Blasnik is the President of PII. The Company sublicensed such software to The Witan Company L.P. ("Witan"). In connection with this project, Witan paid a license fee of $1,000,000 directly to PII in connection with the license. The Company had a separate contract with Witan to perform development work on the licensed software, which was terminated in May 1997.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The Summary Compensation Table below shows compensation for the 1997 fiscal year of each person who served in the capacity of Chief Executive Officer during the year, the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the 1997 fiscal year, and one person who served as an executive officer for a portion of 1997.

                           SUMMARY COMPENSATION TABLE


                                                 Annual Compensation                   Long Term
                                            -----------------------------         Compensation Awards
                                                                                -----------------------
                                                                        Other      Restricted        Securities
                                                                        Annual       Stock            Under-     All Other
 Name and Principal Position                               Bonus       Compen-      Award(s)           lying       Compen-
                                              Salary        (1)       sation (2)      (3)             Options     sation (4)
                                  Year         ($)          ($)          ($)          ($)               (#)          ($)
                                --------    ---------    ---------    ---------    ---------         ---------    ---------

Ross Perot.....................   1997         $    --    $    --        $    --         $ --              --     $      --
Chairman, President &
Chief Executive Officer (5)

Morton Meyerson................   1997         600,000    180,000         10,286           --              --        34,173
Former Chairman &                 1996         583,333    180,000         10,507           --              --        40,216
Chief Executive Officer (6)

James Cannavino................   1997         475,000    180,000             --           --              --     1,531,353
Former President &                1996         538,542    180,000          6,725           --              --       200,086
Chief Executive Officer (7)

James Champy...................   1997         500,000         --          5,738           --              --        23,307
Vice President (8)                1996         195,192    117,115             --           -- (9)          --         3,744

John King......................   1997         308,000     50,000          5,293           --              --        22,862
Vice President                    1996         300,000     85,000          8,543           --              --        17,232

Terry Ashwill..................   1997         324,876         --         96,276           -- (11)    350,000            --
Vice   President   &   Chief
Financial Officer (10)

Ross Reeves....................   1997         319,849         --        205,255           --              --        17,569
Vice President                    1996         356,249    110,000        263,207           --              --        17,232

Guillermo Marmol...............   1997         400,000     50,000             --           --              --         7,740
Former Vice President (12)        1996         400,000    110,000             --           -- (13)    200,000         6,639



(1) Bonus amounts shown for 1997 were earned and paid in 1997. Bonus amounts shown for 1996 were earned in 1996 and paid in 1997.

(2) With respect to Mr. Ashwill, represents $92,668 paid in connection with his relocation and $3,608 for home office equipment. With respect to Mr. Reeves, represents $125,479 in taxes paid for Mr. Reeves and $79,776 in perquisites during 1997 and $263,207 in perquisites during 1996, which were, in all cases, primarily related to an overseas assignment (including relocation expenses). With respect to all other named executive officers, represents the payment of taxes related to the life insurance policies referenced in Note 4 to this table.

(3) The number of restricted shares of Class A Common Stock held by the named executive officers and the value of such shares of Class A
         Common Stock (less the amount paid therefor) at December 31, 1997 were as follows: Mr. Meyerson - 28,800 shares of Class A Common Stock, $144,000; Mr. Champy - 450,000 shares of Class A Common Stock, $1,912,500; Mr. Cannavino - 200,000 shares of Class A Common Stock, $1,150,000; and Mr. Marmol - 240,000 unvested shares of Class A Common Stock, $1,140,000. There is currently no market for the Class A Stock. Therefore, the values in the preceding sentence are based on periodic appraisals of the shares of Class A Common Stock made for the Company by independent appraisers.

(4) In 1997, represents (i) with respect to Mr. Cannavino, in addition to other amounts provided in items (ii) and (iii) below, $1,440,000 in accrued severance obligations and $74,121 paid in connection with the maintenance of living quarters and payment of some other living expenses pending his permanent relocation; (ii) $27,836, $11,232, $16,970, $16,525 and $11,232 in life insurance premiums paid for the benefit of Messrs. Meyerson, Cannavino, Champy, King and Reeves respectively; (iii) $6,337 in Company contributions to the Company's 401(k) plan for the benefit of each of Messrs. Meyerson, Champy, King, Marmol and Reeves, and $6,000 for the benefit of Mr. Cannavino. In 1996, represents (i) $17,550, $11,232, $693, $11,232, $3,744 and
         $11,232 in life insurance premiums paid for the benefit of Messrs. Meyerson, Cannavino, Marmol, King, Champy and Reeves; (ii) $16,666 for the retroactive application of a salary increase for Mr. Meyerson, which amount relates to compensation for services rendered in 1995; and (iii) $6,000 in Company contributions to the Company's 401(k) plan for the benefit of each of Messrs. Meyerson, Cannavino, Marmol, King and Reeves.

(5) Mr. Perot has served as President and Chief Executive Officer since November 7, 1997 and Chairman since February 28, 1998. Mr. Perot serves the Company without compensation.

(6) Mr. Meyerson served as Chairman until he resigned from the Company on January 5, 1998. Mr. Meyerson also served as interim President and Chief Executive Officer of the Company from July 25, 1997 until November 7, 1997.

(7) Mr. Cannavino held the posts of President and Chief Executive Officer until July 25, 1997.

(8)      Mr. Champy joined the Company as an executive officer on July 8, 1996.

(9) Mr. Champy purchased 500,000 restricted shares of Class A Common Stock for $2.50 per share (the fair value of such shares on the date of purchase). The shares vest ratably over a ten-year period. The first vesting date was August 12, 1997.

(10) Mr. Ashwill joined the Company and was elected Vice President and Chief Financial Officer as of January 28, 1997.

(11) Mr. Ashwill purchased 100,000 restricted shares of Class A Common Stock on January 28, 1997, and an additional 20,000 restricted shares of Class A Common Stock on February 14, 1997. In each case, the purchase price was $3.75 per share (the fair value of such shares on the respective dates of the purchase). The restricted shares of Class A Common Stock were scheduled to vest ratably over a ten-year period. On December 23, 1997, Mr. Ashwill sold all of such shares to the Company for an amount equal to the cost of purchase plus 8% interest accrued from the respective purchase dates. The sale was in connection with the issuance of options described in the table "Option Grants in the Last Fiscal Year".

(12)     Mr. Marmol resigned his position with the Company on March 31, 1998.


(13) On January 2, 1996, Mr. Marmol purchased 200,000 restricted shares of Class A Common Stock for $1.75 per share (the fair value of such shares on the date of purchase) and was granted options with an exercise price of $1.75 per share to purchase an additional 200,000 shares of Class A Common Stock. The shares and options vest ratably over a ten-year period. The first vesting date was January 2, 1997.
         On June 17, 1996, Mr. Marmol purchased an additional 100,000 restricted shares of Class A Common Stock for $2.50 per share (the fair value of such shares on the date of purchase). In connection with the June 17 purchase, Mr. Marmol surrendered options to purchase 100,000 shares of Class A Common Stock that had been granted on January 2. At the time of his resignation from the Company, Mr. Marmol held 240,000 unvested shares of restricted Class A Common Stock. All of Mr. Marmol's unvested shares of restricted stock were repurchased by the Company.

STOCK OPTIONS

         The following table provides information relating to option grants in 1997 to the named executive officers.


                       OPTION GRANTS IN LAST FISCAL YEAR

              Individual Grants
               -------------------------------------------------------------------------------
                                                        Percent of
                                                           Total                                    Potential Realized Value at
                                                          Options                                  Assumed Annual Rates of Stock
                                          Number of       Granted                                  Price Appreciation For Option
                                         Securities         to                                               Term (1)
                                         underlying      Employees     Exercise                    ------------------------------
                                           Options       in Fiscal      Price       Expiration
                        Name               Granted         Year         ($/Sh)         Date            5% ($)          10% ($)
               ----------------------    -----------    ----------    ----------    ----------       ----------      -----------
              Ross Perot  . . . . .            --              --           --              --              --               --
              Morton Meyerson . . .            --              --           --              --              --               --
              James Cannavino . . .            --              --           --              --              --               --
              James Champy  . . . .            --              --           --              --              --               --
              John King . . . . . .            --              --           --              --              --               --
              Terry Ashwill . . . .       230,000           3.29%        $3.75       01/28/08         $612,668       $1,598,313
                                          120,000 (2)       1.71%        $6.75       01/28/08         $575,375       $1,501,025
              Ross Reeves . . . . .            --              --           --              --              --               --
              Guillermo Marmol. . .            --              --           --              --              --               --

         (1) These amounts represent assumed rates of appreciation in value from the date of grant until the end of the option term, at the rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the shares of Class A Common Stock.

         (2) Grant was made in connection with the repurchase of restricted stock from Mr. Ashwill by the Company on December 23, 1997.

OPTION EXERCISES AND HOLDINGS

         The following table provides information regarding exercises of stock options by named executive officers during 1997:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                 Number of
                                                                                Securities                Value (1) of
                                                                                Underlying                Unexercised
                                                                               Unexercised                in-the-Money
                                                                                 Options                    Options
                                      Class                                 at Fiscal Year-End         at Fiscal Year-End
                                    A Shares             Value (1)                 (#)                       End ($)
                                   Acquired on            Realized      --------------------------- ---------------------------
             Name                 Exercise (#)              ($)         Exercisable   Unexercisable Exercisable   Unexercisable
    ----------------------      ----------------         ---------      -----------   ------------- -----------   -------------
 Ross Perot  . . . . . . . .                --                   --        --             --           --             --
 Morton Meyerson . . . . . .                --                   --        --             --           --             --
 James Cannavino . . . . . .                --                   --        --             --           --             --
 James Champy  . . . . . . .                --                   --        --             --           --             --
 John King . . . . . . . . .                --                   --        --             --           --             --
 Terry Ashwill . . . . . . .                --                   --        --           350,000        --           690,000
 Ross Reeves . . . . . . . .                --                   --      20,000          20,000     125,000         125,000
 Guillermo Marmol  . . . . .            10,000              $20,000        --            90,000        --           450,000(2)

(1) There is currently no market for the shares of Class A Common Stock. Therefore, the values set forth in these columns are based on periodic appraisals of the shares of Class A Common Stock made for the Company by independent appraisers.

(2) Following Mr. Marmol's resignation from the Company, options held by him to purchase 80,000 shares of Class A Common Stock expired uninvested.

DIRECTOR COMPENSATION

         In October 1997, the Company began compensating its non-employee directors (other than Ross Perot, Jr.) $2,000 for each meeting of the Board of Directors attended in person. Employee directors receive no cash compensation for attending committee meetings. Directors are also reimbursed for their reasonable out-of-pocket expenses associated with attending Board of Directors and committee meetings. Prior to October 1997, directors received no cash compensation for their service on the Board of Directors or any committee of the Board of Directors.

         Except for Mr. Hahn, prior to December 1996, upon their election to the Board of Directors, non-employee directors (other than affiliates of Ross Perot) were offered either (i) the opportunity to purchase 60,000 restricted shares of Class A Common Stock or (ii) the grant of an option to acquire 60,000 shares of Class A Common Stock at a purchase or exercise price equal to the fair value of such shares of Class A Common Stock at the date of purchase or grant, with such restricted shares of Class A Common Stock or options to acquire shares of Class A Common Stock vesting ratably over a five-year period. In April 1993, Mr. Hahn received 200,000 restricted shares of Class A Common Stock at a price equal to the fair value of such shares at the date of purchase, which shares vest ratably over a five-year period.



         In December 1996, the Company adopted the 1996 Non-Employee Director Stock Option/Restricted Stock Plan (the "Non-Employee Director Plan"). The Non-Employee Director Plan provides for the issuance of nonqualified stock options or restricted stock to non-employee directors of the Company and any of its majority-owned subsidiaries. The Non-Employee Director Plan is administered by the Board of Directors, which has the authority to interpret the Non-Employee Director Plan. Directors eligible to receive awards under the Non-Employee Director Plan are those (other than Ross Perot, Jr.) who are not employees of the Company. Each eligible existing director will receive comparable grants at completion of the original vesting schedule for such director's current options or restricted shares. Grants are made upon election to the Board of Directors for new directors and, for existing directors, at completion of the original vesting schedule for the director's existing options or restricted shares. The Non-Employee Director Plan provides for a grant to each eligible director of (i) an option to purchase 20,000 shares of Class A Common Stock or (ii) the right to purchase 20,000 restricted shares of Class A Common Stock. (The number of shares of Class A Common Stock or options issuable to each director were reduced from 30,000 to 20,000 on September 30, 1997.) The exercise price of options or the purchase price of restricted shares of Class A Common Stock awarded under the Non-Employee Director Plan must be at least equal to 100% of the fair value of a share of Class A Common Stock on the date of the award.


         Dr. Heilmeier also served as a consultant of the Company under an agreement that has been terminated effective as of August 31, 1998.

         Mr. Hahn purchased 20,000 shares of Restricted Stock under the Non-Employee Director Plan in May 1998.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

         Morton Meyerson. Mr. Meyerson's assignee, the Meyerson Family Limited Partnership ("MFLP"), purchased 4,000,000 shares of Class A Common Stock from the Company pursuant to the terms of a stock purchase agreement between Mr. Meyerson and the Company (the "MFLP Agreement"). Under the MFLP Agreement, prior to June 1997, the Company had the right to repurchase a portion of the shares of Class A Common Stock held by the MFLP if Mr. Meyerson voluntarily resigned as Chairman unless the parties agreed to an arrangement for Mr. Meyerson to remain with the Company. In June 1997, the Company's right to repurchase shares of Class A Common Stock held by the MFLP terminated.

         In December 1995, Mr. Meyerson purchased 200,000 restricted shares of Class A Common Stock pursuant to the terms of a Restricted Stock Agreement between Mr. Meyerson and the Company (the "Meyerson Agreement"). Under the Meyerson Agreement, the Company had the right to purchase unvested shares of Class A Common Stock if Mr. Meyerson voluntarily resigned. There were 28,800 unvested shares of Class A Common Stock at Mr. Meyerson's resignation in January 1998. The Company exercised its right to repurchase for a price equal to Mr. Meyerson's cost plus 8% interest per annum.

         James A. Cannavino. Mr. Cannavino's employment agreement (the "Cannavino Agreement") with the Company provided for a base salary of $500,000 per year, subject to adjustment from time to time by the Board of Directors. Mr. Cannavino's base salary was increased by the Board to $600,000 for 1997. On July 25, 1997, Mr. Cannavino resigned his positions with the Company. Under the terms of the Cannavino Agreement, Mr. Cannavino will receive a severance payment equal to two years of his highest base salary. The second year's salary will be reduced by amounts earned by Mr. Cannavino from other sources during that year.

         The 2,000,000 restricted shares of Class A Common Stock acquired by Mr. Cannavino pursuant to his stock option grant were scheduled to vest in equal installments over ten years beginning on the first anniversary of the commencement of Mr. Cannavino's employment by the Company. Mr. Cannavino's restricted shares of Class A Common Stock are scheduled to continue to vest through October 1998. The Company has repurchased 1,400,000 of the shares of Class A Common Stock formerly owned by Mr. Cannavino that will not vest under the terms of his stock option grant for a price equal to his after-tax cost of purchase for those shares plus eight percent per annum. Mr. Cannavino continues to hold 550,000 shares of Class A Common Stock. Mr. Cannavino has transferred 50,000 shares of Class A Common Stock to his former spouse. If the shares of Class A Common Stock are not publicly traded prior to the year 2010, Mr. Cannavino has the right to require the Company to repurchase his shares of Class A Common Stock at their then fair value.

         James Champy. Mr. Champy's associate agreement provides for a base salary of $500,000 per year, which is to be reviewed at least annually. Mr. Champy's associate agreement provides for additional benefits, including: (i) a bonus to be determined in accordance with the then current bonus plan applicable to the most senior officers of the Company, (ii) payment of life insurance premiums and (iii) some travel benefits. Mr. Champy's associate agreement also provides that, in the event that Mr. Champy is terminated by the Company other than for cause or substantial misconduct (as defined in his associate agreement) or Mr. Champy is deemed to have been constructively terminated (as defined in his associate agreement), Mr. Champy will receive a severance payment equal to six months of Mr. Champy's then current base salary. If Mr. Champy's employment is terminated by either party (other than for cause by the Company) within one year of a change in control of the Company (as defined in his associate agreement),

Mr. Champy would be entitled to receive a severance payment equal to six months of Mr. Champy's then current base salary.

         The 500,000 restricted shares of Class A Common Stock acquired by Mr. Champy pursuant to his restricted stock agreement vest in equal installments over ten years beginning on the first anniversary of the commencement of Mr. Champy's employment by the Company. Vesting is contingent on continued employment; provided, however, that Mr. Champy's restricted shares of Class A Common Stock will continue to vest for limited periods following the termination of his employment if his employment is terminated by the Company other than for cause or substantial misconduct (as defined in his associate agreement) or Mr. Champy is deemed to have been constructively terminated (as defined in his associate agreement). If Mr. Champy's employment is terminated by the Company other than for cause or substantial misconduct effective on or before August 12, 1998 or Mr. Champy is deemed to have been constructively terminated on or before August 12, 1998, Mr. Champy's restricted shares of Class A Common Stock will continue to vest to and including the vesting date in 2000, as scheduled. If Mr. Champy's employment is terminated by the Company other than for cause or substantial misconduct or Mr. Champy is deemed to have been constructively terminated after August 12, 1998, Mr. Champy's restricted shares of Class A Common Stock will continue to vest as scheduled for two years following termination of employment. If there is a change in control of the Company (as defined in his associate agreement) and Mr. Champy's employment is terminated within one year of such change in control by either party (other than for cause by the Company), Mr. Champy's shares of Class A Common Stock will continue to vest as follows: (i) if the change in control occurs on or before August 12, 1998, all shares of Class A Common Stock scheduled to vest to and including his vesting date in the year 2000 will vest on schedule or (ii) if the change in control occurs after August 12, 1998, all shares of Class A Common Stock scheduled to vest through the next two vesting dates will vest on schedule. In the event that Mr. Champy is terminated for any reason by either party, Mr. Champy has the right to require the Company to purchase his shares for their original cost plus simple interest at the rate of eight percent per annum.

         Terry Ashwill. Pursuant to the letter agreement pursuant to which Mr. Ashwill accepted employment with the Company, he is assured that at least 50,000 options and/or shares of the Company's stock will vest if his employment is terminated (i) by Mr. Ashwill and he does not work for a competitor of the Company for 12 months or, within six months of the date of termination, work for a company with which he discussed employment prior to the termination of his employment or (ii) by the Company without cause. This special vesting provision is only applicable to the extent necessary to cause the value of vested shares and options to be equal to $1,500,000 on the third anniversary of his employment by the Company. In addition, the Company agreed to pay certain expenses related to Mr. Ashwill's relocation to Dallas.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company licenses the right to use the names "Perot Systems" and "Perot" (collectively, the "Perot Name") in its current and future businesses, products, or services from the Perot Systems Family Corporation and Ross Perot. The license is a non-exclusive, royalty-free, non-transferable license without geographic restriction. The Company may also sublicense its rights to the Perot Name to its affiliates. Under the License Agreement, as amended, either party may, in their sole discretion, terminate the license at any time, with or without cause and without penalty, by giving the other party written notice of such termination. Upon termination by either party, the Company must discontinue all use of the Perot Name within one year following receipt of the notice of termination.


         The Company made loans to each of Ron Nash, Joseph Boyd, Guillermo Marmol (a former executive), and Susan Fairty (a former executive) in connection with the purchase by such persons of Class A Common Stock from the Company. Each of such loans accrues interest at the rate of 8% per annum and is secured by the purchased stock. As of June 30, 1998, the total amount outstanding for each such loan (including accrued interest) was $265,912, $70,782, $0 and $0 for Messrs. Nash, Boyd, Marmol and Ms. Fairty, respectively. The highest amounts outstanding under such loans since January 1, 1996, were as follows: Mr. Nash, $267,377; Mr. Boyd, $75,600; Mr. Marmol, $133,795; and Ms.
Fairty, $570,380.

         The Company made loans to Terry Ashwill in connection with his purchase of shares of Class A Common Stock from the Company. Mr. Ashwill's loans accrued interest at the rate of 8% per annum and were secured by the purchased stock. On December 23, 1997, the aggregate amount outstanding for Mr. Ashwill's loans ( including accrued interest) was $474,859, the highest amount outstanding with respect to such loans since their inception. On December 23, 1997, the Company repurchased the 120,000 shares of Class A Common Stock held by Mr. Ashwill for $3.75 per share plus 8% per year for the time that he held the stock (an aggregate of $481,364). The Company paid the purchase price of the stock by offsetting the amounts due Mr. Ashwill against the principal and accrued interest on his loans and paying the remaining $6,875 in cash (which is equal to amounts previously paid by Mr. Ashwill for interest that had accrued on his loans). In connection with the repurchase, the Company granted Mr. Ashwill options to purchase 120,000 shares of Class A Common Stock with an exercise price of $6.75 per share.

         On August 27, 1997, the Company loaned $250,000 to John King secured by his shares of Class A Common Stock. Mr. King's loan accrues interest at 8% per annum. The total amount outstanding for Mr. King's loan (including accrued interest) on June 30, 1998 as $266,822, the highest amount outstanding since the inception of the loan.

         The Company has made loans to James Cannavino secured by his shares of Class A Common Stock. As of June 30, 1998, Mr. Cannavino had the outstanding principal amounts of $420,000 and $1,169,624 accruing interest at the rates of 8% per annum and 7.25% per annum, respectively. As of June 30, 1998, the aggregate amount outstanding (including accrued interest) relating to these loans was $1,774,857. The highest amount outstanding with respect to such loans (including accrued interest) since its inception was $3,695,375. The Company also loaned Mr. Cannavino $1,000,000 in connection with his purchase of a permanent residence in Dallas. This loan is secured by a mortgage on such residence and bears interest at 7.25% per year. As of June 30, 1998, the total amount outstanding (including accrued interest) relating to this loan was $1,035,952. Since its inception, the highest amount outstanding for this loan was $1,052,041.

         Messrs. Nash, Drobny, and Altabef have outstanding loans with NationsBank of Texas, N.A. ("NationsBank") in the respective principal amounts of $207,868, $350,000, and $126,400. Interest accrues on all such loans at the rate of NationsBank prime plus 1% (currently 9.75%). The Company had agreed that it would, at the request of NationsBank, purchase such loans from NationsBank for an amount equal to principal plus accrued and unpaid interest if the Company has not had an initial public offering that results in the shares of Class A Common Stock being publicly traded before the maturity of the notes. The maturity dates are February 26, 2000, July 1, 2000 and July 20, 2000 for amounts borrowed by Messrs. Drobny, Nash and Altabef, respectively. Each loan is secured by a pledge of shares of Class A Common Stock held by the borrower.

         The Company paid $91,425 to the law firm of Locke Purnell Rain Harrell for services rendered to the Company during 1997. The spouse of Mr. Altabef is a shareholder of that firm.

         For the years ended December 31, 1995, 1996 and 1997, and for the seven month period ended July 31, 1998, the Company paid to Hughes & Luce, L.L.P. $394,509, $635,665, $650,779, and $55,846, respectively, for services rendered to the Company.  Mr. Perot's son-in-law is a partner in that firm.

PERFORMANCE GRAPH

         The Company is not publicly traded and there is no market for its securities. Therefore, the performance of the Company's securities cannot be compared to the performance of publicly-traded securities based on trading prices.

                 STOCKHOLDER PROPOSALS FOR 1998 PROXY STATEMENT



         Stockholder proposals that are intended to be presented at the annual meeting to be held in 1999 must be received by the Company no later than December 7, 1998 in order to be included in the proxy statement and related proxy materials.


         YOUR CONSENT IS IMPORTANT, PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.


                                     BY ORDER OF THE BOARD OF
                                     DIRECTORS





                                     /s/ PETER ALTABEF
                                     ----------------------------------
                                     Peter Altabef
                                     SECRETARY

                                                                      APPENDIX A

                           PEROT SYSTEMS CORPORATION
                       1998 Associate Stock Purchase Plan

                         Effective as of July 17, 1998

                               TABLE OF CONTENTS

         1.      PURPOSE OF THE PLAN
                 1.1      General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 1.2      Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

         2.      PARTICIPATION IN THE PLAN
                 2.1      Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
                 2.2      Enrollment to Buy Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 2.3      Designation of Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 2.4      Contributions; Payroll Deductions; Account; No Interest . . . . . . . . . . . .    2
                 2.5      Changes in Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
                 2.6      Withdrawal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
                 2.7      Termination of Employment; Leave of Absence . . . . . . . . . . . . . . . . . .    3
                 2.8      Transferability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

         3.      PURCHASE OF STOCK
                 3.1      Offering Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 3.2      Grant of Option; Exercise Price . . . . . . . . . . . . . . . . . . . . . . . .    4
                 3.3      Automatic Exercise of Option  . . . . . . . . . . . . . . . . . . . . . . . . .    4
                 3.4      Payment for Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 3.5      Delivery of Shares; Voting  . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 3.6      Periodic Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
                 3.7      No Rights in Common Stock Prior to Exercise . . . . . . . . . . . . . . . . . .    6

         4.      OPERATION OF THE PLAN
                 4.1      Effective Date and Term of Plan . . . . . . . . . . . . . . . . . . . . . . . .    6
                 4.2      Shares Authorized for Sale and Issuance Under the Plan  . . . . . . . . . . . .    6
                 4.3      Conditions Upon Issuance of Shares  . . . . . . . . . . . . . . . . . . . . . .    6
                 4.4      Administration; Committee . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
                 4.5      Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
                 4.6      Approval of the Board of Directors and Shareholders . . . . . . . . . . . . . .    9
                 4.7      No Liability for Good Faith Determinations  . . . . . . . . . . . . . . . . . .    9

         5.      MISCELLANEOUS LEGAL PROVISIONS
                 5.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
                 5.2      Adjustments Upon Changes in Capitalization  . . . . . . . . . . . . . . . . . .    12
                 5.3      Notices; Waiver of Notice . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
                 5.4      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
                 5.5      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
                 5.6      Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
                 5.7      Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
                 5.8      No Right to Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12

                           PEROT SYSTEMS CORPORATION
                       1998 Associate Stock Purchase Plan


1.       PURPOSE OF THE PLAN

1.1 General. Perot Systems has adopted this Plan to provide Eligible Associates with the opportunity and a convenient means to purchase Common Stock as an incentive (i) to exert their maximum efforts for the success of the Company, and (ii) to remain employed with the Company.

1.2 Tax Treatment. Perot Systems intends that options to purchase to purchase stock granted under this Plan qualify as options granted under an "employee stock purchase plan" as defined in Section 423(b) of the Tax Code, and this Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of that Section.

1.3 Parallel Plans. If the economic and tax benefits extended under this Plan to Eligible Associates who reside outside the United States are lower due to local tax laws and regulations, with the exception of tax rates, than those enjoyed by Eligible Associates who reside in the United States under the Tax Code, the Stock Administrator may implement separate plans for those Eligible Associates that are revised as necessary to conform to local tax laws and regulations.


2.       PARTICIPATION IN THE PLAN

2.1      Eligibility.

         (a) General Rule. Each Eligible Associate who is employed by an Employer on an Enrollment Date may participate in the Plan during the relevant Offering Period, unless the Tax Code prohibits his or her participation in that Offering Period because:

                 (i) The Eligible Associate (together with certain affiliates of the Eligible Associate described in Section 424(d) of the Tax Code), would be deemed to own a number of shares of stock and certain exercisable options to purchase stock that together represent 5% or more of the total combined voting power or value of all classes of stock of Perot Systems or any Participating Affiliate (computed in accordance with Section 423(b)(3) of the Tax Code; or

                 (ii) The Eligible Associate would have the right to purchase stock under all the employee stock purchase plans described in Section 423 of the Tax Code of the Company and its Subsidiaries more than $25,000 of stock (computed based on the fair market value on the Enrollment Date in accordance with Section 423(b)(3) of the Tax Code) during the calendar year of that Offering Period.

2.2      Enrollment to Buy Stock.  Each Eligible Associate who:

         (a) completes an Enrollment Agreement in the form, format, and as otherwise required by the Stock Administrator, and

         (b) delivers that Enrollment Agreement to the Stock Administrator at least 10 business days before the Enrollment Date for an Offering Period,

         may purchase Common Stock on the Exercise Date for that Offering Period, subject to the other provisions of this Plan.

2.3 Designation of Beneficiary. Each Participant may designate a beneficiary by filing a written beneficiary designation form with the Stock Administrator. Such beneficiary shall receive any refunds under Section 2.7 of amounts not used to purchase Shares prior to Participant's death. Shares issued prior to the Participant's death shall be delivered to the appropriate representative of Participant's estate. If no beneficiary was designated, any cash refunds shall be made to the appropriate representative of Participant's estate.

2.4      Contributions; Payroll Deductions; Account; No Interest.

         (a) The Company will withhold from each Participant's paycheck the percentage (not to exceed 10% or, in the case of Incentive Compensation, a percentage not to exceed 50% selected by the Committee from time to time) of Eligible Compensation specified in his or her then-current Enrollment Agreement commencing on the first pay date after the next Enrollment Date of an Offering Period and continuing throughout that Offering Period and each future Offering Period until he or she ceases to be a Participant.

         (b) Perot Systems will hold and use the amounts withheld from each Participant's paycheck until the earlier of the date those amounts are
         (i) used to purchase Common Stock, or (ii) refunded to the Participant. Perot Systems will not be required to segregate any of these funds from its general corporate funds, and will not pay interest on any of these funds.

         (c) If the funds in the payroll deduction account of a Participant are in a currency other than United States dollars on any Exercise Date, for purposes of determining the maximum whole number of shares that may be purchased under this Plan, such funds will be deemed to have been converted into United States dollars based upon the foreign exchange selling rates, as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., on such date, or if not so reported on such date, as reported on the next preceding date on which such rates are reported.

2.5 Changes in Contributions. During an Offering Period, a Participant may not change the percentage of Eligible Compensation to be withheld from his or her paycheck, except by withdrawing from the Plan.

2.6      Withdrawal.

         (a) A Participant may stop participating in the current Offering Period and each future Offering Period by delivering a Withdrawal Agreement to the Stock Administrator at least 10 business days before the Exercise Date for then-current Offering Period. Delivery of a Withdrawal Agreement will:

                 (i) permanently and irrevocably terminate the Withdrawing Associate's participation in the then- current Offering Period, and

                 (ii) suspend the Withdrawing Associate's participation in any future Offering Periods until he or she delivers an Enrollment Agreement to the Stock Administrator.

         An election to stop participating in one Offering Period will not prevent an Eligible Associate from participating in any future Offering Period or in any other Plan adopted by Perot Systems, provided that the Eligible Associate will not participate in any future Offering Period until he or she submits a new Enrollment Agreement.

         (b) As soon as practical after receiving a Withdrawal Agreement, Perot Systems will:

                 (i) stop withholding the applicable percentage of Eligible Compensation from the Withdrawing Associate's paychecks, and

                 (ii) refund to the Withdrawing Associate all amounts previously withheld from his or her paychecks during the then-current Offering Period, plus any other amounts carried over from a previous Offering Period as provided in
                 Section 3.3.

2.7      Termination of Employment; Leave of Absence.

         (a) If a Participant's employment with the Company terminates on or before an Exercise Date, he or she will be deemed to have elected to withdraw from the applicable Offering Period effective as of the date his or her employment terminated.

         (b) As soon as practical after a Participant's termination of employment, Perot Systems will:

                 (i) refund all amounts withheld from his or her paycheck under this Plan that have not been used to purchase Common Stock from Perot Systems or otherwise refunded; and

                 (ii) distribute, or direct the Plan Custodian to distribute, any Shares held by the Employer or the Plan Custodian on the Participant's behalf to the Participant or his or her designee.

         (c) If a Participant begins an approved leave of absence from his or her Employer on or before an Exercise Date, he or she will remain in the Plan for the applicable Offering Period, but will be deemed to have elected to stop participating in the Plan for each future Offering Period until he or she returns to work and submits a new Enrollment Form.

2.8 Transferability. Neither any monies credited to Participant's Participant Account nor any rights with regard to the exercise of an option to purchase Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that Perot Systems will treat such act as an election to withdraw funds in accordance with Section 2.6.

3.       PURCHASE OF STOCK

3.1 Offering Periods. Except for the first Offering Period, each Offering Period will start on the first day of the second month of a calendar quarter and end on the last day of the first month of the next calendar quarter. The first Offering Period will start on the date public trading of the Stock commences or such other date specified by the Board and end on the last day of the first month of the next calendar quarter occurring at least 60 days after the Offering Period has started.

3.2      Grant of Option; Exercise Price.

         (a) On each Enrollment Date, Perot Systems will grant each Participant an option to purchase on the next Exercise Date a number of whole Shares equal to (i) his or her then-current Withholding Percentage, multiplied by his or her Eligible Compensation for the Offering Period, divided by the Exercise Price for the next Exercise Date, minus (ii) the number of whole Shares, if any, necessary to prevent (A) that Participant from exceeding the limits referred to in
         Section 2.1(a), or (B) the Plan from issuing more shares than are authorized as provided in Section 4.2.

         (b) The Exercise Price for each Offering Period will be 85% of the fair market value of one share of the Common Stock on the Exercise Date for that Offering Period.

3.3 Automatic Exercise of Option. On each Exercise Date, each Participant's option to purchase Shares will be exercised automatically to purchase:

         (a) the maximum number of whole Shares that may be bought with the funds withheld from his or her paycheck during the applicable Offering Period, minus

         (b) any number of Shares required to comply with any limitations described in Section 2.1 of this Plan on the maximum number of Shares that may be purchased by that Participant.

         If the funds withheld from the Participant's paycheck during the applicable Offering Period exceed the funds necessary to purchase the number of whole shares described above by less than the Fair Market Value of a whole Share, the excess amount will be retained by Perot Systems or the Employer for the benefit of the Participant as his or her additional contribution for the next Offering Period. If the excess amount represents more than the Fair Market Value of a fractional Share, such excess funds shall be refunded to the Participant as soon as feasible after the Exercise Date.

3.4 Payment for Stock. Immediately upon each exercise of each Participant's option to purchase shares, the amount held by Perot Systems for the benefit of that Participant will be reduced by the Fair Market Value of the number of whole Shares of Common Stock purchased by that Participant in that exercise.

3.5      Delivery of Shares; Voting.

         (a) Subject to the restrictions of Section 3.5(b), as soon as practical after each Exercise Date, a stock certificate will be issued to each Participant or to the Plan Custodian for the benefit of each Participant for the Shares purchased on that Exercise Date. Such certificate may be issued in nominee name.

         (b) All Shares purchased under this Plan will be held by Perot Systems or the Plan Custodian until the earlier of (i) a request for delivery of the shares by the associate, or (ii) the termination of the Eligible Associate's employment by the Employer.

                 (i) As soon as practical after termination of an Eligible Associate's employment by an Employer, certificates representing shares purchased under the Plan will be issued in the name of that Eligible Associate or, if timely requested by that Associate in a form approved by the Plan Custodian, his or her designee.

                 (ii) All Shares purchased under this Plan shall be nontransferable and nonassignable for six months after the date such Shares are issued to the Eligible Associate. Any attempt to sell, gift, pledge or otherwise transfer any Shares prior to the expiration of six months from issuance shall be ineffective and void.

Perot Systems will pay all issue or initial transfer taxes of the Company with respect to the issuance or initial transfer of shares, as well as all fees and expenses necessarily incurred by Perot Systems in connection with such issuance or initial transfer.

3.6 Periodic Reports. As soon as practical after each Exercise Date, a statement will be sent to each person who has been a Participant under this Plan, which statement will include (i) the total amount, in United States dollars or local currency, of all payroll deductions made during the applicable Offering Period or otherwise held under this Plan for the benefit of that person by Perot Systems, and any applicable currency conversion rate, (ii) the number of Shares purchased by that person on each applicable Exercise Date,
(iii) the per share and aggregate purchase price per Share for those Shares,
(iv) the remaining cash balance, if any held by any Employer for the benefit of that person, and (v) such other information as the Stock Administrator or Plan Custodian deems appropriate.

3.7 No Rights in Stock Prior to Exercise. Neither a Participant nor his or her beneficiaries will have any interest or voting right in Common Stock covered by an option granted this Plan until such option has been exercised and the Shares purchased.

4.       OPERATION OF THE PLAN

4.1 Effective Date and Term of Plan. This Plan will become effective upon its adoption by the Board, provided that no Offering Period may commence until the later of (i) the day on which the Common Stock is listed for trading (including any listing on a when-issued basis) on a national securities exchange or the national market system of the National Association of Securities Dealers Automated Quotation system, or (ii) the day on which a Registration Statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan becomes effective. This Plan will remain effective for a term of ten years, unless sooner terminated under
Section 4.5.

4.2      Shares Authorized for Sale and Issuance Under the Plan.

         (a) The maximum number of Shares that may be sold and issued under this Plan will be 10,000,000 Shares, which number will be adjusted as provided in Section 5.2 below. If any option to purchase Shares granted under this Plan is not exercised for any reason, the Shares subject to that option will remain available to be sold and issued under this Plan.

         (b) If, for any reason, the number of Shares available for sale and issuance under this Plan under Section 4.2(a) is less than the number of Shares to be sold and issued under Section 3.3 on an Exercise Date, Perot Systems will allocate the Shares available for sale and issuance pro rata among the Participants in as uniform a manner as it determines to be equitable. In such event, the Stock Administrator or Plan Custodian will notify each Participant of the reduction in the number of Shares and the reason for such reduction.

         (c) Shares sold and issued under this Plan may, in the sole and absolute discretion of the Board, be either authorized and unissued Shares or treasury Shares that are bought or otherwise acquired in public or private transactions.

4.3      Conditions Upon Issuance of Shares.

         (a) Compliance With Laws. Perot Systems will not be required to grant an option or to sell or issue any Shares under this Plan to any Associate unless that option and the sale, issuance and delivery of Shares upon exercise of that option complies, in the opinion of Perot Systems' counsel, with all laws and regulations of each applicable country and other jurisdiction, including, but not limited to, the Securities Act of 1933 and the rules and regulations of the United States Securities Exchange Commission, and all rules and regulations of the New York Stock Exchange or other applicable stock exchange upon which the Common Stock is listed.

         (b) Investment Intent. As a condition to the exercise of an option, Perot Systems may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

4.4      Administration; Committee.

         (a) Board of Directors. This Plan will be administered by the Board. Unless otherwise provided in this Plan, the Board has the power:

                 (i) To determine when and how rights to purchase Shares will be granted and the provisions of each offering of such rights (which need not be identical).

                 (ii)     To designate Participating Affiliates.

                 (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it will deem necessary or expedient to make the Plan fully effective.

                 (iv)     To amend or terminate this Plan as provided in
                 Section 4.5.

                 (v) To delegate administration of this Plan to a Committee of two or more members of the Board.

                 (vii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of Perot Systems.

         (b) Committee. If administration of this Plan is delegated to a Committee, it will have all the powers of the Board with respect to this Plan, subject to any limitations on such powers stated in the Board's resolutions delegating administration to the Committee. Whether or not the Board delegates administration of this Plan to a Committee, the Board retains the final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan.

         (c) Participation by Members of the Board or Committee. Members of the Board who are Eligible Associates are permitted to participate in this Plan; provided that (A) no member of the Board may vote on any matter affecting the administration of, or the grant of any option pursuant to, this Plan, and (B) if a Committee is appointed to administrate this Plan, no member of the Committee will be eligible to participate in this Plan.

         (d) Stock Administrator. Perot Systems' day to day obligations under this Plan will be administered by a Stock Administrator appointed by the Board, subject to the Board's final power to determine all questions of policy, procedure, and expediency that arise in the administration of this Plan. The Stock Administrator will have all of the following powers of the Board:

                 (i) To administer, or select and direct a Plan Custodian to administer, this Plan in accordance with its terms;

                 (ii) To adopt rules of procedure and regulations necessary for the administration of this Plan, provided they are consistent with the terms of this Plan;

                 (iii) To determine all questions with regard to rights of Eligible Associates and Participants under the Plan, including, but not limited to, the eligibility of an Eligible Associate to participate in the Plan;

                 (iv) To enforce the terms, rules and regulations of this Plan;

                 (v) To direct the distribution of the Shares purchased hereunder;

                 (vi) To furnish the Company with information which it requires for tax or other purposes;

                 (vii) To engage the service of counsel (who may, if appropriate, be counsel for the Company) and a Plan Custodian or other agents he or she deems advisable to assist it with the performance of its duties;

                 (viii) To prescribe procedures to be followed by Participants in electing to participate in this Plan;

                 (ix) To receive from each Company and Associate any information necessary to administer this Plan;

                 (x) To maintain, or cause Perot Systems, the Employer or the Plan Custodian to maintain, an account in the name of each Participant to reflect his or her participation in this Plan;

                 (xi)     To interpret and construe the Plan; and

                 (xii) To make any changes or modifications necessary to administer and implement the provisions of this Plan in any foreign country to the fullest extent possible, including but not limited to creation of parallel plans as contemplated by
                 Section 1.3.

4.5      Amendment or Termination.


         (a) The Board may amend or terminate this Plan without notice, provided that the Board will not, without the approval of the stockholders of Perot Systems, (i) increase the maximum number of Shares that may be sold or issued under this Plan (except pursuant to Section 5.1) or (ii) amend the requirements as to the class of Associates eligible to purchase Shares under this Plan (except to the extent necessary to comply with any applicable law), or, if a Committee is appointed to administrate this Plan, permit the members of the Committee to participate in this Plan.


                 (i) Except as specifically provided in this Plan, as required to comply with Code section 423, or as required to obtain a favorable ruling from the Internal Revenue Service, no amendment may make any change in any option granted under this Plan that adversely affects the rights of any Participant without the consent of that Participant.

         (b) This Plan will automatically terminate on the Exercise Date that Participants become entitled to purchase a number of Shares greater than the number available for purchase under Section 4.2. In the event of an automatic termination, reserved Shares remaining as of such Exercise Date will be sold to Participants on a pro rata basis, as described in Section 4.2(b).

4.6 Approval of the Shareholders. Commencement of the Plan will be subject to approval by the shareholders of the Company within 12 months after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such shareholder approval will void the Plan, any options granted under the Plan, any Share purchases pursuant to the Plan, and all rights of all Participants.

4.7 No Liability for Good Faith Determinations. Neither the members of the Board, the Stock Administrator or the Plan Custodian (nor their delegates) will be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Stock Administrator (and their delegates) will be entitled to indemnification and reimbursement by Perot Systems in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Perot Systems, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

5.       MISCELLANEOUS LEGAL PROVISIONS

5.1      Definitions.

         (1) "Board" means the Board of Directors of Perot Systems or a duly appointed committee of the Board.

         (2) "Common Stock" means the Class A Common Stock, $.01 par value per share, of Perot Systems.

         (3) "Company" means Perot Systems, its subsidiaries and affiliates.


         (4) "Eligible Associate" means a natural person who on an Enrollment Date is (i) customarily employed as an employee of an Employer (A) on a full-time basis, (B) for more than 20 hours per week on a regular basis by an Employer for more than five months per calendar year, or (C) on such other basis as is appropriate under applicable law, and (ii) not engaged under an independent contractor or similar agreement, whether or not such person is determined to be an independent contractor.


         (5) "Eligible Compensation" means the total compensation paid to a Participant by any Employer during an Offering Period, including wages, salary, overtime, holiday, vacation, sick pay, shift premiums, bonuses and salary continuations, but shall not include relocation assistance payments, geographical hardship pay, noncash prizes and awards, automobile allowances, severance type payments and nonqualified deferred executive compensation.

         Eligible Compensation includes the amount of a Participant's elective contributions that are made by the Employer on behalf of that Participant that are not includable in gross income under Tax Code Sections 125, 402(e)(3), 402(h), and 401(k).

         (6) "Employer" means Perot Systems or the Participating Affiliate by which an Eligible Associate is employed.

         (7) "Enrollment Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.2.

         (8) "Enrollment Date" means the first day of the applicable Offering Period.

         (9)     "Exercise Date" means the last day of the applicable Offering
         Period.

         (10)    "Exercise Price" means the price defined in Section 3.2(b).

         (11) "Fair Market Value" of one share of Common Stock on a particular date will be (i) if the Common Stock is listed or admitted to trading on the New York Stock Exchange, then (a) if sales of Common Stock occurred on that date, the mean of the high and low sale prices for the Stock on the New York Stock Exchange Composite Tape for that date (1) as reported by the Dow Jones News/Retrieval Service of Dow Jones and Company, Inc., or (2) if not so reported, in a newspaper of national circulation selected by the Board , or (b) if no sales of Common Stock occurred on that date, the mean of the closing bid and asked prices (regular way) on the New York Stock Exchange Composite Tape on that date, or (ii) in all other cases, determined in a reasonable way selected by the Board for that purpose.

         (12) "Incentive Compensation" means bonuses and other incentive compensation specified by the Committee that forms part of Eligible Compensation. Incentive Compensation shall not include wages, salary, overtime, holiday, vacation, sick pay, shift premiums and salary continuations.

         (13) "Offering Period" means each period commencing on the first day of the second month following the end of a calendar quarter (except as provided in Section 3.1), and ending on the last day of the first month following the end of the calendar quarter, during which a Participant has an option to purchase Common Stock.

         (14) "Participant" means an Eligible Associate who has elected to participate in an Offering Period and continues to participate in the Offering Period through the Exercise Date.

         (15) "Participant Account" means any account or accounting entry maintained by Perot Systems, the Employer or the Plan Custodian to record the amount that a Participant has contributed to the Plan during an Offering Period and the Common Stock purchased under this Plan.

         (16) "Participating Affiliate" means (1) each corporation, domestic or foreign, of which Perot Systems, directly or indirectly, holds, on the applicable Enrollment Date, not less than 50% of the total combined voting power of all classes of stock, whether or not such corporation now exists or is hereafter organized or acquired by Perot Systems or any of its subsidiaries which are approved by the Board to participate in this Plan, and (2) each other corporation, joint venture, general or limited partnership, limited liability company or other business entity, domestic or foreign; both (1) and (2) as approved by the Board to participate in this Plan, provided that the Board will not approve any business entity for participation in this Plan (although such participation may be approved in a parallel plan as contemplated in Section 1.3) if its participation would disqualify this Plan under the Tax Code.

         (17) "Perot Systems" means Perot Systems Corporation, a Delaware corporation, or any successor in interest that adopts this Plan.

         (18) "Plan" means this Perot Systems Corporation 1998 Associate Stock Purchase Plan, as amended from time to time.

         (19) "Plan Custodian" means the third party administrator appointed by Perot Systems to administer this Plan in accordance with its terms.

         (20)    "Share" means one share of Common Stock.

         (21) "Stock Administrator" means the person appointed by the Board to act on behalf of the Board and administer the day to day operations of this Plan in accordance with its terms.

         (22) "Tax Code" means the Internal Revenue Code of 1986, as amended.

         (23) "Withdrawal Agreement" means the agreement submitted to the Stock Administrator pursuant to Section 2.2.

         (24) "Withdrawing Associate" means a Participant who withdraws from this Plan as provided in Section 2.6(a).

         (25) "Withholding Percentage means the percentage of Eligible Compensation that a Participant elects, from time to time, to have withheld as his or her contribution during an Offering Period.

5.2      Adjustments Upon Changes in Capitalization.

         (a) If any change is made in the Common Stock, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan and the class(es) and number of Shares and price per Share of Common Stock subject to outstanding rights. Such adjustments will be made by the Board, the determination of which will be final, binding and conclusive. The conversion of any convertible securities of the Company will not be treated as a "transaction not involving the receipt of consideration by the Company."

         (b) If (1) a dissolution or liquidation of Perot Systems or a sale of all or substantially all of Perot Systems' assets; (2) a merger or consolidation in which Perot Systems is not the surviving corporation;
         (3) a reverse merger in which Perot Systems is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, is proposed to be consummated, then, the Exercise Date for the applicable Offering Period will be accelerated to the date such transaction is consummated, and the payroll deductions of the Participants made through the Exercise Date will be used to purchase Common Stock immediately prior to such transaction and all further rights of the Participants will terminate, unless otherwise provided by the

         Board in its sole discretion.

5.3      Notices; Waiver of Notice.

         (a) To a Participant. All notices or other communications relating to the Plan given to a Participant or former Participant by the Board, Perot Systems, or any Employer will be deemed delivered on the day the notice or other communication is (1) personally delivered to that person, (2) electronically transmitted to a person who on the date of that transmission either is an Associate or has consented to receiving notices by electronic transmission to the last known electronic transmission address of that person, or (3) placed in the official government mail of the country of the sender in an envelope addressed to the last known address of that person, whichever is earlier.

         (b) By a Participant. All notices or other communications relating to the Plan given to the Board, Perot Systems, or an Employer will be deemed delivered on the day the notice or other communication is (1) received in tangible written form by the Stock Administrator at Perot Systems' Corporate Headquarters address, or (2) electronically transmitted by an Associate to the Stock Administrator by means of Perot Systems' internal corporate e-mail or intranet system, provided that such notice is in the form specified by Perot Systems.

         (c) CONSENT TO ELECTRONIC DELIVERY OF NOTICES, PLAN DOCUMENTS AND PROSPECTUSES. BY REQUESTING TO PARTICIPATE IN THE PLAN, AN ELIGIBLE ASSOCIATE WILL BE DEEMED TO CONSENT TO RECEIVING COPIES OF ALL NOTICES AND OTHER COMMUNICATIONS RELATING TO THE PLAN BY ELECTRONIC TRANSMISSION, INCLUDING BUT NOT LIMITED TO THE PROSPECTUS RELATING TO THE PLAN, ALL ENROLLMENT AND OTHER PARTICIPATION MATERIALS, AND ALL OTHER DOCUMENTS REQUIRED TO BE DELIVERED IN CONNECTION WITH THE PLAN. UPON REQUEST, PEROT SYSTEMS WILL PROVIDE ANY SUCH DOCUMENTS TO ANY ELIGIBLE ASSOCIATE IN TANGIBLE WRITTEN FORM.

         (d) Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

5.4 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity will not affect the other provisions of this Plan, but will be fully severable and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in this Plan.

5.5 Successors and Assigns. The Plan is binding on all Participants and their respective heirs, legatees, and legal representatives, including but not limited to their estate and the executors, any receiver, trustee in bankruptcy or representative of creditors of such person, and upon the Employer, its successors and assigns.

5.6 Headings. The titles and headings of the paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

5.7 Governing Law. This Plan and rights to purchase Shares that may be granted under this Plan will be governed by and construed in accordance with the laws of the State of Texas, without giving effect to any conflicts-of-law rules or principles that might require the application of the laws of another jurisdiction, except to the extent this Plan or those rights are governed by the Delaware General Corporation Law, or the Federal law of the United States.

5.8 No Right to Employment. Nothing in this Plan, any amendment to this Plan, or the creation of any Participant Account, the execution or submission of any Enrollment Agreement or Withdrawal Agreement, or the issuance of any Shares of Common Stock, will give any Eligible Associate any right (i) to continue employment with any Employer, (ii) any legal or equitable right against Perot Systems or any Employer, or any officer, director, or Associate of Perot Systems or its Participating Affiliates, in connection with his or her employment by the Company, or (iii) interfere in any way with the Employer's right to terminate or otherwise modify his or her employment at any time, except as expressly provided by the Plan or by applicable law.

This 1998 Associate Stock Purchase Plan has been adopted by the Board of Directors of Perot Systems on July 17, 1998.

PEROT SYSTEMS CORPORATION


By:
    -----------------------------------------------

Date:
      ---------------------------------------------

                                                                 APPENDIX B




                          SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           PEROT SYSTEMS CORPORATION

         Perot Systems Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The name of the Corporation is Perot Systems Corporation. Perot Systems Corporation was originally incorporated under the same name, and the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 19, 1995.

         2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation.

         3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

                                   ARTICLE I

         The name of the Corporation is Perot Systems Corporation.

                                   ARTICLE II

         The name of the Corporation's registered agent and the address of its registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19805.

                                  ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV


         A. The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 229,000,000 shares, consisting of:

                 (i) 200,000,000 shares of Class A Common Stock, par value $0.01 per share;

                 (ii) 24,000,000 shares of Class B Common Stock, par value $0.01 per share; and

                 (iii) 5,000,000 shares of Preferred Stock, par value $0.01 per share.

         B.      Class B Common Stock.

         (i) Shares of Class B Common Stock will have no voting rights, except to the extent that the Delaware General Corporation Law requires a vote of the Class B Common Stock with respect to an amendment to the Certificate of Incorporation that would increase or decrease the par value of the Class B Common Stock or alter or change the powers, preferences or special rights of shares of Class B Common Stock so as to affect them materially and adversely. No authorization or issuance of any capital stock of the Corporation will be considered to alter or change the powers, preferences or special rights of shares of Class B Common Stock. The number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares of Class B Common Stock then outstanding or reserved for issuance pursuant to outstanding options, warrants or similar rights) by the affirmative vote of the holders of a majority of the voting stock of the Corporation, voting as a single class, without any vote by holders of the Class B Common Stock.

         (ii)    (a)      Each share of Class B Common Stock shall be
convertible, on a share for share basis, at the option of the holder thereof, into a fully paid and nonassessable share of Class A Common Stock upon satisfaction of the terms of Section 1(b) below for the purpose of the transfer, sale or other disposition thereof (a "sale") to a third party purchaser that is not an "affiliate" (as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended) of the holder thereof (a "Third Party") if such sale is made (a) in a widely dispersed public offering of the Class A Common Stock; (b) to a Third Party that, prior to such sale, controls more than 50% of the then outstanding voting securities (as defined in the Bank Holding Company Act of 1956, as amended, or in Regulation Y of the Board of Governors of the Federal Reserve System) of the Corporation; (c) to a Third Party that, after such sale, is the beneficial owner (directly or indirectly) of not more than two percent (2%) of the outstanding voting stock of the Corporation having power to elect directors; (d) in a transaction that complies with Rule 144 (or any successor thereto) under the Securities Act of 1933, as amended; or (e) by Swiss Bank Corporation or its affiliates in a transaction approved in advance by the Board of Governors of the Federal Reserve System as being in compliance with the requirements of the Bank Holding Company Act of 1956, as amended, and any rules and regulations or interpretations promulgated by the Board of Governors of the Federal Reserve System pursuant thereto (each, a "Qualifying Sale").

                 (b) The conversion of Class B Common Stock into Class A Common Stock for the purpose of making a Qualifying Sale will be effective only after receipt by the Corporation of a certificate, executed by the holder of the Class B Common Stock that is the subject of the sale, stating that the proposed sale is a Qualifying Sale.

                 (c) As promptly as practicable after receipt by the Corporation of the certificate referred to in Section B (ii)(b) and delivery to the Corporation of the certificate or certificates evidencing any shares so converted, duly endorsed for transfer, the Corporation shall issue and deliver to the Third Party (or, if necessary for purposes of effecting the Qualifying

Sale, to the holder of the shares to be converted) a certificate or certificates for the number of shares of Class A Common Stock that are the subject of the Qualifying Sale. If only a portion of the shares of Class B Common Stock represented by a certificate are transferred in a Qualifying Sale, the Corporation shall issue and deliver to the holder of such Class B Common Stock a new certificate representing the Class B Common Stock retained by such holder.

                 (d) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Class A Common Stock, solely for the purpose of effecting the conversion of the Class B Common Stock, the number of shares of Class A Common Stock deliverable upon the conversion of all Class B Common Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Delaware, increase the authorized amount of its Class A Common Stock if at any time the authorized number of shares of its Class A Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Class B Common Stock at the time outstanding.

         C. Required Vote. Any amendment to the Certificate of Incorporation, merger or consolidation, sale, lease or exchange of all or substantially all of the Corporation's property and assets or voluntary dissolution of the Corporation that (in any such case) requires approval by the Corporation's stockholders under Delaware law must be approved by the affirmative vote of the holders of at least 66-2/3% of the outstanding stock of the Corporation entitled to vote thereon, and at least 66-2/3% of the outstanding stock of each class entitled to vote thereon as a class.

         D. Preferred Stock. The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of the Preferred Stock in one or more series, each with such voting powers, full or limited, or without voting powers, and with such designations, preference and relative participating, conversion, optional or other rights, and such qualifications, limitation or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated in this Certificate of Incorporation, or any amendments thereto, including (but without limiting the generality of the foregoing) the following:

         (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

         (ii) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of preferred stock, the terms and conditions upon which and the period in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

         (iii) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, and whether redeemable at the option of the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

         (iv) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or for any other series over such series), upon the voluntary or involuntary liquidation, dissolution, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

         (v) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, whether and upon what conditions such fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporation purposes and the terms and provisions relative to the operation thereof.

         (vi) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock of the Corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

         (vii) The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events, or upon other matters.

         (viii) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.

         (ix) Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

                                   ARTICLE V

         In furtherance and not limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to alter, amend or repeal the bylaws of the Corporation or to adopt new bylaws.


                                   ARTICLE VI

         Except as otherwise provided in the resolutions of the Board of Directors designating any series of Preferred Stock or otherwise authorized by the Board of Directors, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be effected by a consent in writing by any such stockholders.

         Subject to the rights of holders of any class or series of Preferred Stock, special meetings of stockholders may be called only by the Chairman of the Board or President of the Corporation or by the Chairman of the Board, President or the Secretary at the request in writing of a majority of the Board of Directors. Stockholders of the Corporation are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders unless authorized by the Board of Directors. The business permitted at any special meeting of stockholders shall be limited to the business brought before the meeting by or at the direction of the Board of Directors.

                                  ARTICLE VII

         Subject to the rights of holders of any class or series of Preferred Stock, nominations for the election of directors, and business proposed to be brought before an annual meeting of stockholders may be made only by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any such stockholder may nominate one or more persons for election as directors only at an annual meeting or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of his or her intent to make such nomination or nominations or to propose such business. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary shall set forth:

                 A. the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                 B. a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                 C. if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                 D. such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors, and such other information about the nominee as the Board of Directors deems appropriate, including, without limitation, the nominee's age, business and residence addresses, principal occupation and the class and number of shares of Common Stock beneficially owned by the nominee, or such other information about the business to be proposed and about the stockholder making such business proposal before the annual meeting as the Board of Directors deems appropriate, including, without limitation, the class and number of shares of Common Stock beneficially owned by such stockholder; and

                 E. if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

         The chairman of the meeting may refuse to acknowledge the nomination of any person or any proposal to transact any business not made in compliance with the foregoing procedure.

                                  ARTICLE VIII

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this Second Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

         A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article IX or otherwise.

         B.      Right of Indemnitee to Bring Suit.  If a claim under paragraph
(A) of this Article IX is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article IX or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.

         C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX or as otherwise permitted under the Delaware General Corporation Law with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         IN WITNESS WHEREOF, this Restated Certificate of Incorporation has
been signed by Peter A. Altabef, its authorized officer this [   ] day of
[   ], 1998.



                                       ----------------------------------------
                                       Peter A. Altabef
                                       Secretary

                                                                    APPENDIX C




                       SECOND AMENDED AND RESTATED BYLAWS

                                       OF

                           PEROT SYSTEMS CORPORATION

                                   ARTICLE I

                                    OFFICES

         Section 1. Registered Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

         Section 2. Other Offices. The corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. Meetings of stockholders may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. An annual meeting of stockholders shall be held on such day in each fiscal year of the corporation and at such time and place as may be fixed by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual Meeting. Written or printed notice of the annual meeting, stating the place, day and hour thereof, shall be given to each stockholder entitled to vote thereat at such address as appears on the books of the corporation, not less than ten days nor more than sixty days before the date of the meeting.

         Section 4. Advance Notice of Stockholder Nominations and Proposals. Subject to the rights of holders of any class or series of Preferred Stock,

         (a)     nominations for the election of directors, and

         (b) business proposed to be brought before an annual meeting of stockholders may be made only by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally.

Notwithstanding anything to the contrary, a stockholder may nominate one or more persons for election as directors only at an annual meeting or propose business to be brought before an annual meeting, or both, and only if such stockholder has given timely notice in proper written form of his or her intent to make such nomination or nominations or to propose such business. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the date on which such notice of the date of the annual meeting was made or such public disclosure was made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary shall set forth:

                 (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                 (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                 (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                 (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors, and such other information about the nominee as the Board of Directors deems appropriate, including, without limitation, the nominee's age, business and residence addresses, principal occupation and the class and number of shares of Common Stock beneficially owned by the nominee, or such other information about the business to be proposed and about the stockholder making such business proposal before the annual meeting as the Board of Directors deems appropriate, including, without limitation, the class and number of shares of Common Stock beneficially owned by such stockholder; and

                 (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

                 The chairman of the meeting may refuse to acknowledge the nomination of any person or any proposal to transact any business not made in compliance with the foregoing procedure.





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



         Section 5. Special Meetings. Subject to the rights of holders of any class or series of Preferred Stock, special meetings of stockholders may be called only by the Chairman of the Board or President of the corporation or by the Chairman of the Board, President or the Secretary at the request in writing of a majority of the Board of Directors. Stockholders of the corporation are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders unless authorized by the Board of Directors.

         Section 6. Notice of Special Meetings. Written or printed notice of a special meeting of stockholders, stating the place, day and hour and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat at such address as appears on the books of the corporation, not less than ten days nor more than sixty days before the date of the meeting.

         Section 7. Business at Special Meetings. The business permitted at any special meeting of stockholders shall be limited to the business brought before the meeting by or at the direction of the Board of Directors.

         Section 8. Stockholder List. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for such ten day period, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the meeting.

         Section 9. Quorum. The holders of a majority of the votes attributed to the shares of capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, the certificate of incorporation or these bylaws. The stockholders present may adjourn the meeting despite the absence of a quorum. When a meeting is adjourned for less than thirty days in any one adjournment and a new record date is not fixed for the adjourned meeting, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. When a meeting is adjourned for thirty days or more, or when after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

         Section 10. Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power represented in person or by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of statute, the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Section 11. Proxies. (a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                 (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (a) of this Section 11, the following shall constitute a valid means by which a stockholder may grant such authority:

                          (i)     A stockholder may execute a writing
         authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or its authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                          (ii) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

                 (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this Section 11 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         Section 12. Voting. Unless otherwise provided by statute or the certificate of incorporation, each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation.

         Section 13. Consent of Stockholders in Lieu of Meeting. Except as otherwise provided in the resolutions of the Board of Directors designating any series of Preferred Stock or otherwise authorized by the Board of Directors, any action required or permitted to be taken by the





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



stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders and may not be effected by a consent in writing by any such stockholders.

         Section 14. Inspectors. (a) The corporation may, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

                 (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

                 (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Delaware Court of Chancery, upon application by a stockholder, shall determine otherwise.

                 (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Article II, Section 11(b)(ii), ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons that represent more votes than the holder of a proxy is authorized by the record owner to cast, or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspector's belief that such information is accurate and reliable.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. Powers. The business and affairs of the corporation shall be managed by a Board of Directors. The Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, by the certificate of incorporation or these bylaws directed or required to be exercised or done by the stockholders.

         Section 2. Number of Directors. The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors, provided that such number shall not be less than one
(1).

         Section 3.  Election and Term. Except as provided in Section 4 of this
Article III, directors shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve until the next annual meeting and until his successor shall have been elected and shall qualify, or until his death, resignation, or removal from office. Directors need not be stockholders of the corporation.

         Section 4. Vacancies and Newly Created Directorships. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, or the number of directors constituting the whole Board shall be increased, a majority of the remaining or existing directors, though less than a quorum, may choose a successor or successors, or the director or directors to fill the new directorship or directorships, who shall hold office for the unexpired term in respect to which such vacancy occurred or in the case of a new directorship or directorships, until the next annual meeting of the stockholders.

         Section 5. Removal. The stockholders may remove a director either for or without cause at any meeting of stockholders, provided notice of the intention to act upon such matter shall have been given in the notice calling such meeting.


                                   ARTICLE IV

                             MEETINGS OF THE BOARD

         Section 1. First Meeting. The first meeting of each newly elected Board of Directors shall be held at the location of and immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present; or the Board may meet at such place and time as shall be fixed by the consent in writing of all the directors. All meetings of the Board of Directors may be held at such place, either within or without the State of Delaware, as from time to time shall be determined by the Board of Directors.

         Section 2. Regular Meetings. Regular meetings of the Board may be held at such time and place and on such notice, if any, as shall be determined from time to time by the Board.

         Section 3. Special Meetings. Special meetings of the Board may be called by the President or the Chairman of the Board on twenty-four hours' notice to each director, delivered either personally or by mail or by telegram or telecopier. Special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of one director.

         Section 4. Quorum and Voting. At all meetings of the Board, a majority of the directors at the time in office shall be necessary and sufficient to constitute a quorum for the transaction of business; and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 5. Telephone Meetings. Directors may attend any meeting of the Board or any committee thereof by conference telephone, radio, television or similar means of communication by means of which all persons participating in the meeting can hear each other, and all members so attending shall be deemed present at the meeting for all purposes including the determination of whether a quorum is present.

         Section 6. Action by Written Consent. Any action required or permitted to be taken by the Board or any committee thereof, under the applicable provisions of any statute, the certificate of incorporation, or these bylaws, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board or committee, as the case may be.


                                   ARTICLE V

                                   COMMITTEES

         Section 1. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board, may designate one or more directors to constitute an Executive Committee, which Committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the corporation except where action by the Board of Directors is expressly required by statute. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board when required.

         Section 2. Other Committees. The Board of Directors may similarly create other committees for such terms and with such powers and duties as the Board deems appropriate.

         Section 3. Committee Rules; Quorum. Each committee may adopt rules governing the method of calling and time and place of holding its meetings. Unless otherwise provided by the Board of Directors, a majority of any committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of such committee.


                                   ARTICLE VI

                           COMPENSATION OF DIRECTORS

         The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as directors and as members of committees. The Board shall also have power in its discretion to provide for and to pay to directors rendering services to the corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


                                  ARTICLE VII

                                    NOTICES

         Section 1. Methods of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of any statute, the certificate of incorporation or these bylaws, such notice shall be delivered personally or shall be given in writing by mail addressed to such stockholder, director or committee member at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail with postage thereon prepaid. Notice to directors and committee members may also be given by telegram, which notice shall be deemed to be given at the time it is delivered to the telegraph office, or by telecopy, which notice shall be deemed to be given at the time it is transmitted or in person, which notice shall be deemed to be given when received.

         Section 2. Waiver of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of any statute, the certificate of incorporation or these bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute a waiver of notice thereof except as otherwise provided by statute.

                                  ARTICLE VIII

                                    OFFICERS

         Section 1. Executive Officers. The executive officers of the corporation shall consist of at least a President and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect as officers of the corporation a Chairman of the Board, a President, one or more Vice Presidents, one or more of whom may be designated Executive or Senior Vice Presidents and may also have such descriptive titles as the Board shall deem appropriate, and a Treasurer. Any two or more offices may be held by the same person.

         Section 2. Election and Qualification. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the corporation.

         Section 3. Other Officers and Agents. The Board may elect or appoint Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 4. Salaries. The salaries of all officers of the corporation shall be fixed by the Board of Directors except as otherwise directed by the Board.

         Section 5. Term, Removal and Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer or agent of the corporation may be removed at any time by the affirmative vote of a majority of the Board of Directors, or by the President. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors or otherwise as provided in this Article VIII.

         Section 6. Execution of Instruments. The Chairman of the Board and the President (and such other officers as are authorized thereunto by resolution of the Board of Directors) may execute in the name of the corporation bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the corporation, and may execute such documents where not requiring a seal, except where such documents are required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the corporation.

         Section 7. Duties of Officers. The duties and powers of the officers of the corporation shall be as provided in these bylaws, or as provided for pursuant to these bylaws, or (except to the extent inconsistent with these bylaws or with any provision made pursuant hereto) shall be those customarily exercised by corporate officers holding such offices.

         Section 8. Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the Board of Directors and the stockholders. The Chairman shall advise and counsel the other officers of the corporation, shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and may perform such other duties as requested by the President. The Chairman of the Board may, from time to time, delegate all, or any, of his powers and duties to the President.

         Section 9.  President.   The President shall advise and counsel the
other officers of the corporation and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors. The President shall be ex-officio a member of all standing committees. The President shall, in the absence or disability of the Chairman of the Board, perform all the duties and have all the powers of the Chairman of the Board.

         Section 10. Vice Presidents. The Vice Presidents, in the order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors, the Chairman of the Board or the President may prescribe.

         Section 11. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required. Except as may be otherwise provided in these bylaws, he shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors and the President. He shall keep in safe custody the seal of the corporation, if any, and shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature. In the absence of the Treasurer and all Assistant Treasurers, the Secretary shall perform all the duties and have all the powers of the Treasurer.

         Section 12. Assistant Secretaries. The Assistant Secretaries in the order determined by the Board of Directors shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors, the Chairman of the Board or the President may prescribe. Assistant secretaries may be appointed by the President without prior approval of the Board of Directors.

         Section 13. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Board of Directors, the Chairman of the Board or the President, whenever any of them may require it, an account of all of his transactions as Treasurer and of the financial condition of the corporation.

         Section 14. Assistant Treasurers. The Assistant Treasurers in the order determined by the Board of Directors shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors, the Chairman of the Board or the President may prescribe.


                                   ARTICLE IX

                            SHARES AND STOCKHOLDERS

         Section 1. Certificates Representing Shares. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. The signature of any such officer may be facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 2. Transfer of Shares. Subject to valid transfer restrictions and to stop-transfer orders directed in good faith by the corporation to any transfer agent to prevent possible violations of federal or state securities laws, rules or regulations, or for any other lawful purpose, upon surrender to the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 3.  Fixing Record Date.

         (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by this Section, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to receive any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any share or shares to receive dividends, and to vote as such owner, and for all other purposes as such owner; and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

         Section 5. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


                                   ARTICLE X

                                INDEMNIFICATION

         (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) of this Article X with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the corporation of an undertaking (hereinafter an

"undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article X or otherwise.

         (b) If a claim under paragraph (a) of this Article X is not paid in full by the corporation within sixty days after a written claim has been received by the corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article X or otherwise to be indemnified, or to such advancement of expenses, shall be on the corporation.

         (c) The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under the certificate of incorporation or any bylaw of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.

         (d) The corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         (e) The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article X or as otherwise permitted under the Delaware General Corporation Law with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

                                   ARTICLE XI

                                    GENERAL

         Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, or of the resolutions, if any, providing for any series of stock, may be declared by the Board of Directors at any meeting thereof, or by the Executive Committee at any meeting thereof. Dividends may be paid in cash, in property or in shares of the capital stock of the corporation, subject to the provisions of the certificate of incorporation or of the resolutions, if any, providing for any series of stock.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose or purposes as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Shares of Other Corporations. Each of the Chairman of the Board, the President and any Vice President is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or other entity standing in the name of the corporation. The authority herein granted to said officer may be exercised either by said officer in person or by any person authorized so to do by proxy or power of attorney duly executed by said officer. Notwithstanding the above, however, the Board of Directors, in its discretion, may designate by resolution any additional person to vote or represent said shares of other corporations and other entities.

         Section 4. Checks. All checks, drafts, bills of exchange or demands for money of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 5. Corporate Records. The corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders giving the names and addresses of all stockholders and the number and class and series, if any, of shares held by each. All other books and records of the corporation may be kept at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

         Section 6. Fiscal Year. The fiscal year of the corporation shall be fixed by the Board of Directors; if not so fixed, it shall be the calendar year.

                                  ARTICLE XII

                                   AMENDMENTS

In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, change, add to or repeal the bylaws of the corporation and shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members, including, without limitation, the vote required for any action by the Board of Directors, and that from time to time shall affect the directors' powers to manage the business and affairs of the corporation, provided that such bylaws are not inconsistent with the General Corporation Law of the State of Delaware or the certificate of incorporation, as amended, and such bylaws related to the business of the corporation, the conduct of its affairs, and its rights or powers or the rights or powers of its stockholders, directors, officers or employees. In addition, the bylaws of the corporation may not be adopted, repealed, altered, amended or rescinded by the holders of stock of the corporation except by the affirmative vote of eighty percent (80%) of the outstanding stock of the corporation entitled to vote generally in the election of directors, voting as a single class, provided that such bylaws are not inconsistent with the General Corporation Law of the State of Delaware or the certificate of incorporation, and such bylaws relate to the business of the corporation, the conduct of its affairs, and its rights or powers, or the rights or powers of its stockholders, directors, officers or employees. In addition to the powers and authority herein before or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, to the provisions of the General Corporation Law of the State of Delaware, the certificate of incorporation, and any bylaws adopted by the stockholders; provided, however, that no bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such bylaws had not been adopted.

If any Bylaw regulating an impending election of directors is made, altered, amended, changed, added or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so made, altered, amended, changed or repealed, together with a concise statement of the changes made.

                                  CONSENT CARD

              CONSENT BY STOCKHOLDERS OF PEROT SYSTEMS CORPORATION

                          TO ACTION WITHOUT A MEETING

 THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PEROT SYSTEMS
                                  CORPORATION


   The undersigned, a stockholder of record of Perot Systems Corporation (the "Company") on July 20, 1998, hereby consents, pursuant to Section 228 of the Delaware General Corporation Law, with respect to all shares of Class A Common Stock, par value $.01 per share, of the Company held by the undersigned, to each of the following actions without a meeting, without prior notice and without a vote.


THE COMPANY STRONGLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY CONSENT TO EACH OF THE FOLLOWING SEVEN RESOLUTIONS.

1. Adoption of the following resolution to approve the 1998 Associate Stock Purchase Plan, as follows:
  RESOLVED, that the 1998 Associate Stock Purchase Plan Stock be approved.     [
   ] CONSENT       [ ] CONSENT WITHHELD       [ ] ABSTAIN
  If no box is marked above with respect to Resolution 1, the undersigned will be deemed to consent to such Resolution.
2. Adoption of the following resolution to amend the Amended and Restated Certificate of Incorporation of the Company ("Certificate of Incorporation") to increase the Company's authorized Class A Common Stock from 100,000,000 shares to 200,000,000 shares, as follows:
   RESOLVED, that the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") be amended to increase the Company's authorized Class A Common Stock from 100,000,000 shares to 200,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock").
    [ ] CONSENT               [ ] CONSENT WITHHELD               [ ] ABSTAIN
  If no box is marked above with respect to Resolution 2, the undersigned will be deemed to consent to such Resolution.

3. Adoption of the following resolution to amend the Certificate of Incorporation to authorize 5,000,000 shares of "blank check' preferred stock, as follows:


   RESOLVED, that the Certificate of Incorporation be amended to authorize 5,000,000 shares of "blank check" preferred stock.

    [ ] CONSENT               [ ] CONSENT WITHHELD               [ ] ABSTAIN
  If no box is marked above with respect to Resolution 3, the undersigned will be deemed to consent to such Resolution.

4. Adoption of the following resolution to amend of the Certificate of Incorporation and the Amended and Restated Bylaws (the "Bylaws") to eliminate Stockholder action by written consent, unless action by consent is authorized by the Board of Directors, as follows:


   RESOLVED, that the Certificate of Incorporation and the Amended and Restated Bylaws (the "Bylaws") be amended to eliminate stockholder action by written consent, unless action by consent is authorized by the Board of Directors.

                        [ ] CONSENT       [ ] CONSENT WITHHELD       [ ] ABSTAIN
  If no box is marked above with respect to Resolution 4, the undersigned will be deemed to consent to such Resolution.

5. Adoption of the following resolution to amend the Certificate of Incorporation and the Bylaws to permit only the Chairman of the Board or the President, or the Chairman of the Board, President, or the Secretary at the request in writing of a majority of the Board of Directors, to call special meetings of Stockholders, unless otherwise authorized by the Board of Directors, and to limit the business permitted to be conducted at such meetings to that brought before the meetings by or at the direction of the Board of Directors, as follows:


   RESOLVED, that the Certificate of Incorporation and Bylaws be amended to permit only the Chairman of the Board or the President, or the Chairman of the Board, President, or the Secretary at the request in writing of a majority of the Board of Directors, to call special meetings of Stockholders, unless otherwise authorized by the Board of Directors, and to limit the business permitted to be conducted at such meetings to that brought before the meetings by or at the direction of the Board of Directors.

    [ ] CONSENT               [ ] CONSENT WITHHELD               [ ] ABSTAIN
  If no box is marked above with respect to Resolution 5, the undersigned will be deemed to consent to such Resolution.

(This Consent card is continued on the reverse side. Please mark, sign and date this Consent card on the reverse side before returning the Consent card in the enclosed envelope).

6. Adoption of the following resolution to amend the Certificate of Incorporation and the Bylaws to implement an advance notice procedure for the submission of director nomination and other business to be considered at annual meetings of Stockholders, as follows:


   RESOLVED, that the Certificate of Incorporation and Bylaws be amended to require an advance notice procedure for the submission of director nominations and other Stockholder proposals.


    [ ] CONSENT               [ ] CONSENT WITHHELD               [ ] ABSTAIN

  If no box is marked above with respect to Resolution 6, the undersigned will be deemed to consent to such Resolution.

7. Adoption of the following resolution to amend the Bylaws to require either a majority vote of the Board of Directors or an affirmative vote of 80% of the outstanding Common Stock entitled to vote in the election of directors in order to adopt, amend or repeal the Bylaws, as follows:

   RESOLVED, that the Bylaws be amended to require either a vote of the Board of Directors or a vote of 80% of the Common Stock entitled to vote in the election of directors in order to adopt, amend or repeal the Bylaws.

    [ ] CONSENT               [ ] CONSENT WITHHELD               [ ] ABSTAIN

  If no box is marked above with respect to Resolution 7, the undersigned will be deemed to consent to such Resolution.

   The invalidity, illegality or unenforceability of any particular provision of this Consent will be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

PLEASE SIGN, DATE AND RETURN THIS CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE.


   PLEASE SIGN BELOW EXACTLY AS NAME APPEARS ON THIS CONSENT. If shares are registered in more than one name the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. MAKE SURE THAT THE NAME ON YOUR CERTIFICATE(S) AND THE NUMBER OF SHARES ARE EXACTLY AS YOU INDICATE BELOW.


                                           -------------------------------------
                                           Number of shares

                                           -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           Dated

                                           -------------------------------------
                                           (Signature if held jointly)

                                           Title or authority if applicable

                          *THIS IS YOUR CONSENT CARD*